UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

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☒	Definitive Proxy Statement

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☐	Soliciting Material Pursuant to §240.14a-12

Panacos Pharmaceuticals, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PANACOS PHARMACEUTICALS, INC.

134 Coolidge Avenue

Watertown, Massachusetts 02472

Dear Stockholder:

We cordially invite you to attend the annual meeting of stockholders of Panacos Pharmaceuticals, Inc. (the “Company” or “Panacos”). The annual meeting will be held at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., One Financial Center, Boston, Massachusetts on June 22, 2006 at 10:00 a.m. local time for the following purposes:

1.	To elect three Class II Directors to serve until the 2009 annual meeting of stockholders or until their successors are duly elected and qualified.

2.	To approve a proposed amendment and restatement of the 2005 Supplemental Equity Compensation Plan.

3.	To approve a proposed amendment and restatement of the Amended and Restated 1998 Employee Stock Purchase Plan.

4.	To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2006.

5.	To consider any and all other matters that may properly come before the annual meeting or any adjournment thereof.

The proposals are discussed in more detail in the attached proxy statement. Please read the attached proxy statement carefully. Only stockholders who owned shares at the close of business on April 25, 2006, the record date set by our Board of Directors for the annual meeting, are entitled to attend and vote at the annual meeting or any adjournment of the annual meeting.

You are urged to attend the annual meeting in person, but, if you are unable to do so, the Board of Directors would appreciate the prompt return of the enclosed proxy card, dated and signed or, if your proxy card or voting instruction form so indicates, your prompt vote electronically via the Internet or telephone. We encourage you to vote electronically if you have that option. You may revoke your proxy at any time before it is exercised, and your proxy will not be exercised if you attend the annual meeting and vote in person.

By Order of the Board of Directors

Samuel K. Ackerman, M.D.

President and Chief Executive Officer

Watertown, Massachusetts

May 1, 2006

YOUR VOTE IS IMPORTANT.

PLEASE VOTE YOUR PROXY PROMPTLY.

PANACOS PHARMACEUTICALS, INC.

134 Coolidge Avenue

Watertown, Massachusetts 02472

NOTICE OF 2006 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 22, 2006

TIME:	10:00 a.m. local time

DATE:	June 22, 2006

PLACE:	Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. One Financial Center Boston, Massachusetts 02111

PURPOSES:

1.	To elect three Class II Directors to serve until the 2009 annual meeting of stockholders or until their successors are duly elected and qualified.

2.	To approve a proposed amendment and restatement of the 2005 Supplemental Equity Compensation Plan.

3.	To approve a proposed amendment and restatement of the Amended and Restated 1998 Employee Stock Purchase Plan.

4.	To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2006.

5.	To consider any and all other matters that may properly come before the annual meeting or any adjournment thereof.

WHO MAY VOTE:

You may vote if you were the record owner of Panacos Pharmaceuticals, Inc. common stock at the close of business on April 25, 2006. A list of stockholders of record will be available at the annual meeting and during the 10 days prior to the annual meeting at the office of the Secretary at the Company’s address above.

Watertown, Massachusetts

May 1, 2006

By Order of the Board of Directors

Samuel K. Ackerman, M.D.

President and Chief Executive Officer

PANACOS PHARMACEUTICALS, INC.

134 COOLIDGE AVENUE

WATERTOWN, MASSACHUSETTS 02472

PROXY STATEMENT FOR THE PANACOS PHARMACEUTICALS, INC.

2006 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 22, 2006

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

AND THE ANNUAL MEETING

Why am I receiving this proxy statement?

This proxy statement describes the proposals on which the Board of Directors of Panacos Pharmaceuticals, Inc. would like you, as a stockholder, to vote at the annual meeting of the stockholders of the Company, which will take place on June 22, 2006. It also gives you information on these proposals so that you can make an informed decision. We intend to mail this proxy statement and accompanying proxy card on or about May 15, 2006 to all stockholders of record entitled to vote at the annual meeting.

In this proxy statement, we refer to the current Panacos Pharmaceuticals, Inc. as the “Company,” “Panacos,” “we,” “us” or “our.” In March 2005, V.I. Technologies, Inc. merged with Panacos Pharmaceuticals, Inc., a private company founded in 1999. Following the merger, the combined company was known as V.I. Technologies, Inc. until the name was changed to Panacos Pharmaceuticals, Inc. in August 2005. References to the “former Panacos” below are to the private company.

Who can vote at the annual meeting of stockholders?

Stockholders who owned shares of our common stock on April 25, 2006 may attend and vote at the annual meeting. Each share is entitled to one vote. There were 50,347,567 shares of the Company’s common stock outstanding on April 25, 2006. Information about the stockholdings of our directors, executive officers, and significant stockholders is contained in the section of this proxy statement entitled “Security Ownership of Certain Beneficial Owners and Management” on pages 17-18 of this proxy statement.

What is the proxy card?

The proxy card enables you to appoint Dr. Peyton J. Marshall, Executive Vice President and Chief Financial Officer of the Company, as your representative at the annual meeting. By completing and returning the proxy card, you are authorizing Dr. Marshall to vote your shares at the annual meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the annual meeting. Even if you plan to attend the annual meeting, it is a good idea to complete and return your proxy card before the annual meeting date just in case your plans change. If a proposal comes up for vote at the annual meeting that is not on the proxy card, Dr. Marshall will vote your shares, under your proxy, according to his best judgment.

If your proxy card or instructions form so indicates, you may submit your proxy electronically via the Internet or telephone. You are encouraged to vote electronically, if you have that option.

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What am I voting on?

We are asking stockholders to vote on the following matters:

•	elect three Class II Directors to serve until the 2009 annual meeting of stockholders or until their successors are duly elected and qualified;

•	approve a proposed amendment and restatement of the 2005 Supplemental Equity Compensation Plan;

•	approve a proposed amendment and restatement of the Amended and Restated 1998 Employee Stock Purchase Plan; and

•	ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2006.

The Board of Directors has adopted resolutions approving each of these proposals. We will also transact any other business that properly comes before the annual meeting.

How does the Board of Directors recommend that I vote?

The Board of Directors recommends that you vote “for” the proposals.

What is the difference between holding shares as a stockholder of record and as a beneficial owner?

Most of our stockholders hold their shares in an account at a brokerage firm, bank or other nominee holder, rather than holding share certificates in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record

If on April 25, 2006 your shares were registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, you are a stockholder of record who may vote at the annual meeting, and we are sending these proxy materials directly to you. As the stockholder of record, you have the right to direct the voting of your shares by returning the enclosed proxy card to us or to vote in person at the annual meeting. Stockholders of record may also submit their proxies through the Internet by visiting a website established for that purpose at www.voteproxy.com and following the instructions or by telephone by calling the toll-free number 1-800-PROXIES and following the recorded instructions or by voting in person at the annual meeting. Whether or not you plan to attend the annual meeting, please complete, date, sign and mail the enclosed proxy card or vote electronically via the Internet or telephone to ensure that your vote is counted. You are encouraged to vote electronically if you have that option.

Beneficial Owner

If on April 25, 2006 your shares were held in an account at a brokerage firm or at a bank or other nominee holder, you are considered the beneficial owner of shares held “in street

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name,” and these proxy materials are being forwarded to you by your broker or nominee who is considered the stockholder of record for purposes of voting at the annual meeting. As the beneficial owner, you have the right to direct your broker on how to vote your shares and to attend the annual meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the annual meeting unless you receive a valid proxy from your brokerage firm, bank or other nominee holder. To obtain a valid proxy, you must make an annual request of your brokerage firm, bank or other nominee holder. If you do not make this request, you can still vote by using the voting instruction card enclosed with this proxy statement; however, you will not be able to vote in person at the annual meeting.

How do I vote?

(1)	You may vote by mail.

You may vote by mail by completing, signing and dating your proxy card and returning it in the enclosed, postage-paid and addressed envelope. If you mark your voting instructions on the proxy card, your shares will be voted:

•	as you instruct, and

•	according to the best judgment of Dr. Marshall if a proposal comes up for a vote at the annual meeting that is not on the proxy card.

If you return a signed card, but do not provide voting instructions, your shares will be voted:

•	to approve the election of the Class II Directors;

•	to approve the amendment and restatement of the 2005 Supplemental Equity Compensation Plan;

•	to approve the amendment and restatement of the Amended and Restated 1998 Employee Stock Purchase Plan;

•	to ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2006; and

•	according to the best judgment of Dr. Marshall if a proposal comes up for a vote at the annual meeting that is not on the proxy card.

(2)	You may vote by telephone.

Stockholders of record may submit their proxies by telephone by calling the toll-free number 1-800-PROXIES and following the recorded instructions. You are encouraged to vote electronically.

(3)	You may vote through the Internet.

Stockholders of record may submit their proxies through the Internet by visiting a website established for that purpose at www.voteproxy.com and following the instructions. You are encouraged to vote electronically.

Most beneficial owners whose stock is held in street name receive voting instruction forms from their banks, brokers or other agents, rather than the Company’s proxy card. A

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number of brokers and banks are participating in a program provided through ADP Investor Communication Services that offers telephone and Internet voting options. If your shares are held in an account with a broker or bank participating in the ADP Investor Communication Services program, you may vote those shares telephonically by calling the telephone number shown on the voting form received from your broker or bank, or via the Internet at ADP Investor Communication Services’ voting web site.

Votes submitted via the Internet or by telephone must be received by 2:00 p.m. Eastern Standard Time, on June 21, 2006. Submitting your vote via the Internet or by telephone will not affect your right to vote in person should you decide to attend the annual meeting.

The telephone and Internet voting procedures are designed to authenticate stockholders’ identities, to allow stockholders to give their voting instructions and to confirm that stockholders’ instructions have been recorded properly. Stockholders voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which must be borne by the stockholder.

(4)	You may vote in person at the annual meeting.

We will pass out written ballots to anyone who wants to vote at the annual meeting. However, if you hold your shares in street name, you must bring to the annual meeting a legal proxy from the broker, bank or other nominee holding your shares that confirms your beneficial ownership of the shares and gives you the right to vote your shares. Holding shares in street name means you hold them through a brokerage firm, bank or other nominee, and therefore, the shares are not held in your individual name.

We encourage you to examine your proxy card closely to make sure you are voting all of your shares in the Company.

What does it mean if I receive more than one proxy card?

You may have multiple accounts at the transfer agent and/or with stockbrokers. Please sign and return all proxy cards or vote electronically using all proxy cards to ensure that all of your shares are voted.

What does “Householding of Annual Disclosure Documents” mean?

In December 2000, the Securities and Exchange Commission adopted a rule concerning the delivery of annual disclosure documents. The rule allows us or your broker to send a single set of our annual report and proxy statement to any household at which two or more of our stockholders reside, if we or your broker believe that the stockholders are members of the same family. This practice, referred to as “householding,” benefits both you and the Company. It reduces the volume of duplicate information received at your household and helps to reduce the Company’s expenses. The rule applies to our annual reports, proxy statements and information statements. Once you receive notice from your broker or from us that

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communications to your address will be “householded,” the practice will continue until you are otherwise notified or until you revoke your consent to the practice. Each stockholder will continue to receive a separate proxy card or voting instruction card.

If your household received a single set of disclosure documents this year, but you would prefer to receive your own copy, please contact our transfer agent, American Stock Transfer & Trust Company, by calling their toll free number, 1-800-937-5449.

If you do not wish to participate in “householding” and would like to receive your own set of Panacos’ annual disclosure documents in future years, or, conversely, if you share an address with another Panacos stockholder and together both of you would like to receive only a single set of our annual disclosure documents, follow these instructions:

•	If your Panacos shares are registered in your own name, please contact our transfer agent, American Stock Transfer & Trust Company, and inform them of your request by calling them at 1-800-937-5449 or writing to them at 6201 15th Avenue, Brooklyn, NY 11219.

•	If a broker or other nominee holds your Panacos shares, please contact the broker or other nominee directly and inform them of your request. Be sure to include your name, the name of your brokerage firm and your account number.

What if I change my mind after I return my proxy?

You may revoke your proxy and change your vote at any time before the polls close at the annual meeting. You may do this by:

•	sending a written notice to the Secretary of the Company, Dr. Peyton Marshall, stating that you would like to revoke your proxy of a particular date;

•	signing another proxy card with a later date and returning it before the polls close at the annual meeting;

•	in the case of a stockholder who may properly vote electronically via the Internet or by telephone, by submitting a later vote using those same methods; or

•	attending the annual meeting and voting in person.

Please note, however, that if your shares are held of record by a brokerage firm, bank or other nominee, you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting form provided to you by the broker, bank or other nominee. If your shares are held in street name, and you wish to attend the annual meeting and vote at the annual meeting, you must bring to the annual meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Will my shares be voted if I do not sign and return my proxy card?

If your shares are held in street name, your brokerage firm, under certain circumstances, may vote your shares.

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Brokerage firms have authority under the rules of The NASDAQ Stock Market to vote customers’ unvoted shares on some “routine” matters. The proposals to (a) elect three Class II Directors, and (b) ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm are routine matters. If you do not give a proxy to vote your shares, your brokerage firm may either:

•	vote your shares on these routine matters, or

•	leave your shares unvoted.

If a brokerage firm cannot vote your shares on a particular matter because it has not received instructions from you and does not have discretionary voting authority on that matter or if it is entitled to vote your shares but leaves those shares unvoted, it is called a “broker non-vote.” As noted below, brokerage firms will not have the authority to vote customers’ unvoted shares on the two proposals relating to our equity compensation plans.

You may have granted to your stockbroker discretionary voting authority over your account. Your stockbroker may be able to vote your shares depending on the terms of the agreement you have with your broker. If you hold your shares in street name and you do not authorize your broker to vote on your behalf, you must request a legal proxy from your stockbroker in order to vote at the annual meeting. We encourage you to provide instructions to your brokerage firm by giving your proxy to your broker. This ensures your shares will be voted at the annual meeting.

If your shares are in your name and you do not sign and return your proxy card or vote electronically via the Internet or by telephone, your shares will not be voted unless you vote in person at the annual meeting.

How are votes counted?

You may vote “for” or “withheld” on approving the election of the Class II Directors and you may vote “for,” “against,” or “abstain” on the other proposals.

How many stockholders are needed either in person or by proxy to hold the annual meeting?

To hold the annual meeting and conduct business, a majority of the Company’s outstanding shares entitled to vote as of April 25, 2006 must be present or represented by proxy at the annual meeting. This is called a quorum.

Shares are counted as present at the annual meeting if the stockholder either:

•	is present and votes in person at the annual meeting,

•	has properly voted electronically via the Internet or by telephone, or

•	has properly submitted a proxy card.

Broker non-votes are counted for purposes of determining whether a quorum exists.

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How many votes are required to elect the Class II Directors?

The affirmative vote of the holders of a plurality of the votes cast by stockholders entitled to vote at the election. Broker non-votes will not be counted in determining the shares entitled to vote nor treated as votes cast. Votes that are withheld will not be included in the vote tally for election of directors.

How many votes are required to approve the amendment and restatement of our 2005 Supplemental Equity Compensation Plan?

A majority of the shares present or represented at the annual meeting, in person or by proxy, and entitled to vote. Abstentions will have the effect of a negative vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal; therefore, any shares not voted by a customer will be treated as a broker non-vote, and such broker non-votes will have no effect on the results of this vote.

How many votes are required to approve the amendment and restatement of our Amended and Restated 1998 Employee Stock Purchase Plan?

A majority of the shares present or represented at the annual meeting, in person or by proxy, and entitled to vote. Abstentions will have the effect of a negative vote. Brokerage firms do not have authority to vote customers’ unvoted shares held by the firms in street name on this proposal; therefore, any shares not voted by a customer will be treated as a broker non-vote, and such broker non-votes will have no effect on the results of this vote.

How many votes are required to ratify the appointment of the Company’s independent auditors?

A majority of the shares present or represented at the annual meeting, in person or by proxy, and entitled to vote, excluding broker non-votes. Abstentions will have the effect of a negative vote and broker non-votes will have no effect on the results of this vote.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

Where do I find the voting results of the annual meeting?

We will announce preliminary voting results at the annual meeting and will announce the final results in our quarterly report on Form 10-Q for the quarter ending June 30, 2006. We will file that report with the SEC, and you can obtain a copy by calling the SEC at 1-800-SEC-0330 for the location of the nearest public reference room, or through the EDGAR system at www.sec.gov. You can also obtain a copy on our website at www.panacos.com.

Who can help answer my questions?

You can call Dr. Peyton Marshall, our Executive Vice President and Chief Financial Officer, at (617) 926-1551 with any questions about proposals described in this proxy statement or how to execute your vote.

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PROXY STATEMENT

Our Board of Directors is soliciting proxies for the annual meeting of stockholders to be held on June 22, 2006 at 10:00 a.m. local time at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., One Financial Center, Boston, Massachusetts. This proxy statement contains important information for you to consider when deciding how to vote on the matters before the annual meeting.

Our Board of Directors set April 25, 2006 as the record date for the annual meeting. Stockholders who owned shares of common stock of Panacos Pharmaceuticals, Inc. on that date are entitled to vote at and attend the annual meeting. Each share is entitled to one vote. There were 50,347,567 shares of common stock of Panacos Pharmaceuticals, Inc. outstanding as of the record date.

Voting materials, which include this proxy statement and the proxy card, will be mailed to stockholders on or about May 15, 2006.

General Information

This proxy statement is being provided and the accompanying proxy is being solicited by our Board of Directors for use at the annual meeting of stockholders of Panacos Pharmaceuticals, Inc. to be held at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., One Financial Center, Boston, Massachusetts on June 22, 2006 at 10:00 a.m. local time, or at any adjournment or postponement of the annual meeting, for the purposes set forth in this proxy statement. We are mailing this proxy statement and accompanying proxy card on or about May 15, 2006 to all our stockholders entitled to notice of, and to vote at, the annual meeting. Our principal executive office is located at 134 Coolidge Avenue, Watertown, Massachusetts 02472, and our telephone number is (617) 926-1551.

Solicitation

We will bear the cost of solicitation of proxies, including expenses in connection with preparing and mailing this proxy statement. We will furnish copies of solicitation materials to brokerage houses, fiduciaries and custodians to forward to beneficial owners of our common stock held in their names. In addition, we will reimburse brokerage firms and other persons representing beneficial owners of stock for their expenses in forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone and personal solicitation by our directors, officers and other employees. No additional compensation will be paid to our directors, officers or other employees for such services.

Record Date, Voting Rights and Outstanding Shares

Only holders of record at the close of business on April 25, 2006 will be entitled to notice of, and to vote at, the annual meeting. As of April 25, 2006 we had 50,347,567 shares of common stock outstanding. Each share of common stock is entitled to one vote on each proposal that will come before the annual meeting. A majority of the outstanding shares of common stock will constitute a quorum at the annual meeting. Abstentions and broker non-votes (as described above) are counted as present for purposes of determining the presence or absence of a quorum for the transaction of business.

Revocability of Proxy and Voting of Shares

Any stockholder giving a proxy has the power to revoke it at any time before the annual meeting. It may be revoked by mailing to our Secretary, Dr. Peyton Marshall, at our principal executive offices, 134 Coolidge Avenue, Watertown, Massachusetts 02472, an instrument of revocation or a duly executed proxy bearing a later date. If a stockholder is permitted to vote electronically via the Internet or telephone, a proxy may be revoked by the submission of a later electronic proxy. A proxy may also be revoked by attendance at the annual meeting and an election given to our Secretary to vote in person (subject to the restriction that a stockholder holding shares in street name must bring to the annual meeting a legal proxy from the broker, bank or other nominee holding that stockholder’s shares that confirms that stockholder’s beneficial ownership of the shares and gives the stockholder the right to vote the shares). If not revoked, the proxy will be voted at the annual meeting in accordance with the stockholder’s instructions. If no instructions are indicated, the proxy will be voted (i) FOR the election of the Class II Directors described herein; (ii) FOR the amendment and restatement of the 2005 Supplemental Equity Compensation Plan; (iii) FOR the amendment and restatement of the Amended and Restated 1998 Employee Stock Purchase Plan; (iv) FOR the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2006; and (v) in accordance with the judgment of the proxy holder as to any other matter that may properly come before the annual meeting or any adjournment thereof.

PROPOSAL 1

ELECTION OF DIRECTORS

The Board of Directors has fixed the number of directors for the year ending December 31, 2006 to be at seven. Under our Restated Certificate of Incorporation, our Board of Directors is divided into three classes. One class of directors is elected each year for a three-year term. The current term of our Class II Directors will expire at the 2006 annual meeting of stockholders. The nominees for Class II Director are Mr. Jeremy Hayward-Surry, Dr. Herbert H. Hooper and Mr. R. John Fletcher. Each is currently a Class II Director and has consented to be named in this proxy statement and to serve if re-elected. If a nominee is unable to serve, which is not expected, the shares represented by the proxy will be voted for such other candidate as may be nominated by the Board of Directors.

Our Board has determined that the following members of the Board qualify as independent under the definition promulgated by the NASDAQ Stock Market: Mr. Joseph Limber, Mr. Irwin Lerner, Mr. Jeremy Hayward-Surry, Mr. R. John Fletcher, Mr. Eric Linsley and Dr. Herbert Hooper. Whether or not Mr. Hayward-Surry, Mr. Fletcher and Dr. Hooper are elected by our stockholders at the annual meeting, as of the date of the annual meeting, Panacos will have a majority of independent directors on the Board.

Votes Required to Elect the Directors

The affirmative vote of the holders of a plurality of the votes cast by the stockholders entitled to vote at the election will be required to elect Mr. Hayward-Surry, Mr. Fletcher, and Dr. Hooper. Brokerage firms have authority to vote customers’ unvoted shares held by the firms in street name for the election of directors. Broker non-votes will not be counted in determining the shares entitled to vote nor treated as votes cast, and thus, will have no effect on the results of this vote.

THE BOARD OF DIRECTORS RECOMMENDS

A VOTE IN FAVOR OF THE NAMED NOMINEES.

Biographical Information

Biographical and certain other information concerning our directors is set forth below:

Class II Nominees for Election to a Three-Year Term Expiring at the 2009 Annual Meeting of Stockholders

Jeremy Hayward-Surry, age 63, has served as a director since December 1997 and as lead director since March 2005. He was the President of Pall Corporation, a global company operating in the fields of filtration, separations and purification, from July 1994 through July 2003 and a member of its Board of Directors from April 1993 through November 2003. Mr. Hayward-Surry was also the Treasurer and Chief Financial Officer of Pall from August 1992 until December 1997 and Executive Vice President of Pall from 1992 to July 1994.

Mr. Hayward-Surry is a Director and the Non-Executive Chairman of the Board of Directors of Savient Pharmaceuticals, Inc., a specialty pharmaceuticals company engaged in the research, development, manufacture, and marketing of pharmaceutical products since June 2003. Mr. Hayward-Surry is a Fellow of the Institute of Chartered Accountants in England and Wales.

Herbert H. Hooper, Ph.D., age 42, was a director of the former Panacos and has served as one of our directors since the merger of the former Panacos and V.I. Technologies in March 2005. Dr. Hooper is a General Partner at Ampersand Ventures. Prior to joining Ampersand in 2002, Dr. Hooper served as Executive Vice President and Chief Technical Officer of ACLARA BioSciences, a public life sciences company which he founded in 1995. From 1993 to 1995, Dr. Hooper served as a Research Director at Soane Technologies, Inc. From 1990 to 1993, he served in various product and business development positions at Air Products and Chemicals. Dr. Hooper currently serves as Chairman of the Board of RadPharm, Inc. and Magellan BioSciences, Inc., both of which are private life sciences companies. Dr. Hooper also serves on the boards of Assay Designs, Inc., IBT Reference Lab, and Medifacts, all of which are private companies. He previously served as a member of the board of directors of ACLARA BioSciences and Cyclis Pharmaceuticals. Dr. Hooper holds a B.S. in Chemical Engineering from North Carolina State University and a Ph.D. in Chemical Engineering from the University of California, Berkeley.

R. John Fletcher, age 60, has served as a director since March 2005. Mr. Fletcher is a founder and Chief Executive Officer of Fletcher Spaght, Inc., a Boston management consulting firm specializing in strategic development for high technology and healthcare companies. He is also managing partner of Fletcher Spaght Ventures, a venture capital fund. Prior to founding his firm in 1983, Mr. Fletcher was a senior member of The Boston Consulting Group (“BCG”), where he managed engagements relating to corporate and business unit strategies. Before joining BCG, Mr. Fletcher taught international business at The Wharton School of the University of Pennsylvania. Earlier, Mr. Fletcher was a captain and jet pilot in the US Air Force. He holds an M.A. in finance from The Wharton School of the University of Pennsylvania, an MBA from Southern Illinois University, and a B.A. from George Washington University. Mr. Fletcher is a member of the board of directors of AutoImmune Inc., Spectranetics, Inc., and Axcelis Technologies, Inc., all of which are public companies.

Class III Directors Continuing in Office Until the 2007 Annual Meeting of Stockholders

Samuel K. Ackerman, M.D., age 58, has served as our Chief Executive Officer since our merger with the former Panacos in March 2005. Dr. Ackerman has served as a director of V.I. Technologies since November 1999 and as Chairman since September 2000. From November 2003 through the former Panacos’ merger with V.I. Technologies in March 2005, Dr. Ackerman had been Chairman and Interim Chief Executive Officer of the former Panacos. Dr. Ackerman became Executive Vice President and Chief Scientific Officer of V.I. Technologies upon V.I. Technologies’ November 1999 merger with Pentose Pharmaceuticals, Inc. Dr. Ackerman co-founded Pentose in June 1995 and served as its President, Chief Executive Officer and Director from February 1997 until Pentose’s merger with V.I. Technologies. Dr. Ackerman was founding President and Chief Executive Officer of

Cyclis Pharmaceuticals, Inc., a cancer therapeutics company, from its inception in October 2001 until September 2003, when it was acquired by ArQule, Inc. He previously served as Vice President, Development and Regulatory Affairs of OraVax, Inc. from December 1993 to January 1997. From May 1986 to November 1993, he was Senior Vice President, Medical and Regulatory Affairs of XOMA Corporation and, before that, was Director of the Division of Biological Investigational New Drugs of the Center for Biologics Evaluation and Research of the FDA. Dr. Ackerman holds a B.A. from Cornell University and an M.D. from Jefferson Medical College.

Joseph M. Limber, age 53, has served as a director since February 2001. Since December 2003, Mr. Limber has been President and Chief Executive Officer at Prometheus Laboratories, Inc., a specialty pharmaceutical company committed to developing new ways to help physicians individualize patient care. From February 2003 to June 2003, Mr. Limber was a consultant and interim Chief Executive Officer for Deltagen, Inc., a provider of drug discovery tools and services to the bio pharmaceutical industry. Mr. Limber was a director at ACLARA BioSciences, Inc., a developer of assay technologies and lab-on-a-chip systems for life science research from 1998 to 2003. From 1998 to 2002, Mr. Limber was the President and Chief Executive Officer of ACLARA BioSciences, Inc. From 1996 to 1998, Mr. Limber was the President and Chief Operating Officer of Praecis Pharmaceuticals, a biotechnology company focused on the discovery and development of pharmaceutical products. Prior to this position, he served as Executive Vice President of SEQUUS Pharmaceuticals, Inc. Mr. Limber also held management positions in marketing and sales with Syntex Corporation from 1987 to 1992 and with Ciba-Geigy Corporation from 1975 to 1987. Mr. Limber holds a B.A. from Duquesne University.

Eric W. Linsley, age 44, was a director of the former Panacos and has served as one of our directors since March 2005. Mr. Linsley is a Partner with A.M. Pappas & Associates, LLC, a Research Triangle Park, North Carolina-based venture capital firm that invests nationally in the life science industry. Prior to joining A.M. Pappas & Associates in early 2000, Mr. Linsley served as Chief Financial Officer of TriPath Imaging, a NASDAQ-listed medical device company. Prior to this, he served as Chief Financial Officer and Vice President of Operations at AutoCyte until its merger with NeoPath and Neuromedical Systems to form TriPath in 1999. From 1991 to 1997, Mr. Linsley worked as an investment professional with Ampersand Ventures, a venture capital firm based in Boston. Mr. Linsley previously was a management consultant with Bain & Co. and McKinsey & Co. and was a certified public accountant with Arthur Andersen. Mr. Linsley is a director of Emerald BioAgriculture, FlowCardia, Sensys Medical and Signase, all of which are private companies. He received a B.A. in Economics from Trinity College, an M.S. in Accounting from New York University and an MBA from The Wharton School at the University of Pennsylvania.

Class I Director Continuing in Office Until the 2008 Annual Meeting of Stockholders

Irwin Lerner, age 75, has served as a director since September 1996. He is the former Chairman of the Board of Directors, Chairman of the Executive Committee, President and Chief Executive Officer of Hoffmann-LaRoche Inc., having retired in September 1993 after being an employee of that company for over 31 years. Mr. Lerner is the Chairman of the Board of Directors of Medarex, Inc. and serves as a director on the boards of Covance Inc. and Nektar Therapeutics, Inc., all of which are public companies. He served for twelve years on the Board of the Pharmaceutical Manufacturers Association (now PhRMA), including chairing the Association’s FDA Issues Committee and the PMA Foundation. Mr. Lerner has also served on the boards of the National Committee for Quality Health Care, the Partnership for New Jersey and the Center for Advanced Biotechnology and Medicine of Rutgers University. He received his B.S. and MBA degrees from Rutgers University, where he is currently Distinguished Executive-in-Residence at the Rutgers Business School.

Board Committees and Meetings

Meeting Attendance. During the year ended December 31, 2005, our Board of Directors held thirteen meetings, and the various committees of the Board held a total of eleven meetings. Mr. Hayward-Surry is our Lead Director.

The Board of Directors currently has an Audit Committee, Compensation Committee and Nominating and Governance Committee. Each incumbent director attended at least 75% of the Board of Directors meetings and meetings of committees of the Board of Directors of which he was a member. The Board recently adopted a policy under which members of the Board are encouraged to attend annual meetings of the stockholders. Two directors attended our 2005 Annual Meeting of Stockholders held in June 2005.

Audit Committee. The Audit Committee of our Board of Directors is currently composed of Mr. Hayward-Surry, Mr. Limber and Mr. Lerner, with Mr. Hayward-Surry serving as Chairman, and met seven times in 2005. Our Audit Committee has the authority to retain and terminate the services of our independent registered public accounting firm, reviews annual financial statements, considers matters relating to accounting policy and internal controls and reviews the scope of annual audits. All members of the Audit Committee satisfy the current independence standards promulgated by the Securities and Exchange Commission and by the NASDAQ Stock Market, as such standards apply specifically to members of audit committees. The Board has determined that Mr. Hayward-Surry is an “audit committee financial expert,” as the Securities and Exchange Commission has defined that term in Item 401 of Regulation S-K. The Audit Committee operates under a written charter, adopted by our Board of Directors in 2000 and reviewed, revised and reaffirmed annually, most recently on April 25, 2006. A copy of the Audit Committee Charter is attached hereto as Exhibit A. For further information about our Audit Committee, see the “Audit Committee Report” contained herein.

Compensation Committee. The Compensation Committee of our Board of Directors is currently composed of Mr. Lerner, Mr. Linsley and Mr. Limber, with Mr. Lerner serving as Chairman, and met two times in 2005. Mr. Lerner, Mr. Limber and Mr. Linsley qualify as independent under the definition adopted by the NASDAQ Stock Market. The Compensation Committee is responsible for the determination of the compensation of our Chief Executive Officer, and shall conduct its decisionmaking process with respect to that issue without the

Chief Executive Officer present. The Compensation Committee’s duties include the administration of our 1998 Director Plan, our 1998 Equity Incentive Plan, our 1999 Supplemental Plan, our Amended and Restated 1998 Employee Stock Purchase Plan and our 2005 Supplemental Equity Compensation Plan.

Nominating and Governance Committee. The Nominating and Governance Committee of our Board of Directors is currently composed of Mr. R. John Fletcher, Dr. Herbert Hooper, and Mr. Hayward-Surry, with Mr. Fletcher serving as Chairman, and met two times in 2005. Mr. Fletcher, Dr. Hooper and Mr. Hayward-Surry qualify as independent under the definition adopted by the NASDAQ Stock Market.

The Nominating and Governance Committee is responsible for: (i) identifying individuals qualified to become members of the Board, and recommending to the Board director nominees for election, (ii) evaluating the composition, organization and governance of the Board, (iii) the annual performance review of the Board, (iv) evaluating and making recommendations for Board committee assignments, (v) overseeing the process of succession planning for the executive officers of the Company, and (vi) the annual review and updating of the Company’s Code of Business Conduct and Ethics. The Nominating and Governance Committee may consider candidates recommended by stockholders, as well as from other sources, such as other directors or officers, third party search firms or other appropriate sources. For all potential candidates, the Nominating and Governance Committee may consider all factors it deems relevant, such as a candidate’s personal integrity and sound judgment, business and professional skills and experience, independence, knowledge of the industry in which we operate, possible conflicts of interest, diversity, the extent to which the candidate would fill a present need on the Board, and concern for the long-term interests of our stockholders. In general, persons recommended by stockholders will be considered on the same basis as candidates from other sources. If a stockholder wishes to nominate a candidate to be considered for election as a director at the 2007 annual meeting of stockholders using the procedures set forth in the Company’s Amended and Restated By-laws, it must follow the procedures described in “Stockholder Proposals and Nominations For Director” section of this Proxy Statement. If a stockholder wishes simply to propose a candidate for consideration as a nominee by the Nominating and Governance Committee, it should submit any pertinent information regarding the candidate to the Chairman of the Nominating and Governance Committee by mail c/o Panacos Pharmaceuticals, Inc., 134 Coolidge Avenue, Watertown, MA 02472.

A copy of the Nominating and Governance Committee’s written charter is publicly available on our website, www.panacos.com.

Stockholder Communications to the Board

Generally, stockholders who have questions or concerns should contact our Investor Relations department at (617) 926-1551. However, any stockholders who wish to address questions regarding our business directly with the Board of Directors, or any individual director, should direct his or her questions in writing to the Chairman of the Board, c/o Panacos Pharmaceuticals, Inc., 134 Coolidge Avenue, Watertown, MA 02472.

PROPOSAL 2

AMENDMENT AND RESTATEMENT OF OUR 2005 SUPPLEMENTAL EQUITY COMPENSATION PLAN

General

On April 25, 2006, our Board of Directors approved, subject to approval of our stockholders at the Meeting, an amendment and restatement of our 2005 Supplemental Equity Compensation Plan. The primary purposes of the amendment and restatement are to:

•	increase the number of shares of our common stock available for awards under the Plan by an additional 3,000,000 shares;

•	prevent repricing of awards; and

•	extend the expiration date of the Plan until April 24, 2016.

The other material features of the Plan as amended and restated generally remain the same as under the terms of the Plan previously approved by our stockholders.

If our stockholders approve our Plan as amended and restated, the authorized number of shares will be 10,369,595. The maximum number of shares that may be issued under the Plan, excluding shares already issued of 1,091,608, would be increased to 9,277,987. This number represents shares subject to outstanding awards as of March 31, 2006 of 5,220,978 shares, shares available for, but not yet subject to, an award as of March 31, 2006 of 1,057,009 shares, plus the additional 3,000,000 shares authorized by this amendment and restatement.

Based on our current business plans and estimates, we do not plan to seek additional share increases for our equity incentive plans other than those recommended in this proposal and proposal number 3 prior to our annual meeting of shareholders in 2008.

The Plan as amended and restated is being submitted for your approval at the Meeting in order to ensure (i) favorable federal income tax treatment for grants of incentive stock options under Section 422 of the Internal Revenue Code of 1986 (the “Code”), and (ii) continued eligibility to receive a federal income tax deduction for certain compensation paid under our Plan by complying with Rule 162(m) of the Code. Approval by our stockholders of the Plan as amended and restated is also required by the listing rules of the NASDAQ National Market. Our Board of Directors believes that the approval of our Plan as amended and restated is necessary to provide us with a sufficient number of shares to attract, retain and motivate employees, directors and consultants.

The following paragraphs provide a summary of the principal features of our Plan as amended and restated and its operation. The following summary is qualified in its entirety by reference to our Plan as amended and restated as set forth in Exhibit B.

Material Features of our Plan as amended and restated

The purpose of our Plan as amended and restated is to encourage ownership of our common stock by our employees, directors and certain consultants in order to retain and attract such people, to induce them to work for our benefit and to associate more closely the interests of such individuals with those of our stockholders.

The Plan as amended and restated provides for the grant of incentive stock options, non-qualified stock options, restricted and unrestricted stock awards to employees, directors and consultants (approximately 50 people). Upon approval, an aggregate of 10,369,595 shares of common stock will be reserved for issuance under our Plan as amended and restated.

In accordance with the terms of our Plan as amended and restated, our Board of Directors has authorized our Compensation Committee to administer the Plan. The Compensation Committee may delegate part of its authority and powers under our Plan to one or more of our directors and/or officers, but only the Compensation Committee can make awards to participants who are directors or executive officers of Panacos. In accordance with the provisions of the Plan, our Compensation Committee will determine the terms of awards, including:

•	the determination of which employees, directors and consultants will be granted awards;

•	the number of shares subject to each award;

•	the exercise price of each option, which may be no less than fair market value, and purchase price of each stock grant;

•	the schedule upon which options become exercisable and stock grants subject to forfeiture or repurchase; and

•	all other terms and conditions upon which each award may be granted in accordance with the Plan as amended and restated.

The maximum term of options granted under our Plan is generally 10 years. Awards are generally subject to early termination upon the termination of employment or other relationship of the participant with us, whether such termination is at our option or as a result of the death or disability of the participant. Generally, in the event of a participant’s termination for cause, all outstanding awards shall be forfeited. No participant may receive awards for more than 1,000,000 shares of common stock in any fiscal year. Our Plan as amended and restated does not provide for the repricing of awards.

In addition, our Compensation Committee may, in its discretion, amend any term or condition of an outstanding award provided (i) such term or condition as amended is permitted by our Plan as amended and restated, and (ii) any such amendment shall be made only with the consent of the participant to whom such award was made, if the amendment is adverse to the participant. In addition, if NASDAQ amends its corporate governance rules so that such rules no longer require stockholder approval of “material amendments” of equity compensation plans, then, from and after the effective date of such an amendment to the NASDAQ rules, no amendment of the Plan which (i) materially increases the number of shares to be issued under the Plan (other than to reflect a reorganization, stock split, merger, spinoff or similar transaction); (ii) materially increases the benefits to Participants, including any material change to: (a) permit a repricing (or decrease in exercise price) of outstanding options, (b) reduce the price at which awards may be offered, or (c) extend the duration of the Plan; (iii) materially expands the class of participants eligible to participate in the Plan; or (iv) expands the types of awards provided under the Plan shall become effective unless stockholder approval is obtained.

If there is a change in our common stock through merger, recapitalization, stock split, stock dividend or other corporate structure, the number of shares of our common stock deliverable upon exercise of an option issued or upon issuance of an award shall be appropriately increased or decreased proportionately, and appropriate adjustments shall be made in the purchase price per share to reflect such event.

Our Plan may be terminated or amended by our Board of Directors, provided that any amendment approved by the Board of Directors which is of a scope that requires stockholder approval as required by the rules of the NASDAQ Stock Market, in order to ensure favorable federal income tax treatment for any incentive stock options under Code Section 422, or for any other reason is subject to obtaining such stockholder approval. Our Plan as amended and restated expires on April 24, 2016.

Federal Income Tax Considerations

The following is a brief summary of the applicable federal income tax laws relating to stock options and stock grants under our Plan:

Incentive Stock Options:	Incentive stock options are intended to qualify for treatment under Section 422 of the Code. An incentive stock option does not result in taxable income to the optionee or deduction to the company at the time it is granted or exercised, provided that no disposition is made by the optionee of the shares acquired pursuant to the option within two years after the date of grant of the option nor within one year after the date of issuance of shares the optionee (referred to as the “ISO holding period”). However, the difference between the fair market value of the shares on the date of exercise and the option price will be an item of tax preference includible in “alternative minimum taxable income.” Upon disposition of the shares after the expiration of the ISO holding period, the optionee will generally recognize long term capital gain or loss based on the difference between the disposition proceeds and the option price paid for the shares. If the shares are disposed of prior to the expiration of the ISO holding period, the optionee generally will recognize taxable compensation, and we will have a corresponding deduction, in the year of the disposition, equal to the excess of the fair market value of the shares on the date of exercise of the option over the option price. Any additional gain realized on the disposition will normally constitute capital gain. If the amount realized upon such a disqualifying disposition is less than fair market value of the shares on the date of exercise, the amount of compensation income will be limited to the excess of the amount realized over the optionee’s adjusted basis in the shares.

Non-Qualified Options:	Options otherwise qualifying as incentive stock options, to the extent the aggregate fair market value of shares with respect to which such options are first exercisable by an individual in any calendar year exceeds $100,000, and options designated as non-qualified options will be treated as options that are not incentive stock options.

A non-qualified option ordinarily will not result in income to the optionee or deduction to us at the time of grant. The optionee will recognize compensation income at the time of exercise of such non-qualified option in an amount equal to the excess of the then value of the shares over the option price per share. Such compensation income of optionees may be subject to withholding taxes, and a deduction may then be allowable to us in an amount equal to the optionee’s compensation income.

An optionee’s initial basis in shares so acquired will be the amount paid on exercise of the non-qualified option plus the amount of any corresponding compensation income. Any gain or loss as a result of a subsequent disposition of the shares so acquired will be capital gain or loss.

Stock Grants:	With respect to stock grants under the Plan that result in the issuance of shares that are either not restricted as to transferability or not subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of shares received. Thus, deferral of the time of issuance will generally result in the deferral of the time the grantee will be liable for income taxes with respect to such issuance. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

With respect to stock grants involving the issuance of shares that are restricted as to transferability and subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of the shares received at the first time the shares become transferable or are not subject to a substantial risk of forfeiture, whichever occurs earlier. A grantee may elect to be taxed at the time of receipt of shares rather than upon lapse of restrictions on transferability or substantial risk of forfeiture, but if the grantee subsequently forfeits such shares, the grantee would not be entitled to any tax deduction, including as a capital loss, for the value of the shares on which he previously paid tax. The grantee must file such election with the Internal Revenue Service within 30 days of the receipt of the shares. We generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee.

Because future awards under the Plan will be granted at the sole discretion of the Compensation Committee, we cannot determine at this time either the persons who will receive awards under the Plan or the amount or type of any such awards.

On April 25, 2006, the closing market price per share of our common stock was $7.11, as reported by the NASDAQ National Market.

The affirmative vote of a majority of the shares of Common Stock voting in person or by proxy at the Meeting is required to approve the amendment and restatement of our Plan.

The Board Of Directors recommends that our stock holders vote FOR the amendment and restatement of our 2005 Supplemental Equity Compensation Plan.

PROPOSAL 3

AMENDMENT AND RESTATEMENT OF OUR AMENDED AND RESTATED 1998 EMPLOYEE STOCK PURCHASE PLAN

General

On April 25, 2006, our Board of Directors approved, subject to approval of our stockholders at the Meeting, an amendment and restatement of our Amended and Restated 1998 Employee Stock Purchase Plan to increase the number of shares of our common stock which may be sold to eligible employees of the Company under the Plan by an additional 25,000 shares from 40,000 to 65,000 shares and to extend the expiration date of the Plan until April 24, 2016. The Board of Directors approved the amendment and restatement of our Plan because it believes that it is desirable to continue to offer employees an inducement to acquire an ownership interest in the Company through participation in an employee stock purchase plan designed to operate in compliance with Section 423 of the Code. As of April 1, 2006, 35 employees were eligible to participate in the Plan.

The other material features of the Plan remain the same as under the terms of the Plan previously approved by our stockholders.

As of March 31, 2006, a total of 25,834 of the 40,000 shares reserved for issuance have been purchased by employees of the Company since the adoption of the Plan by our Board of Directors and stockholders in 1998.

Set forth below is a general description of the terms of the Plan, which is qualified in its entirety by reference to the Plan, a copy of which is attached to this Proxy Statement as Exhibit C.

Material Features of our Plan

All employees that have been employed on a regular full-time basis for at least one month and that work 20 hours or more per week, for more than five months per calendar year are eligible to participate in the Plan. However, any employee who would own more than 5% of the voting power of the Company’s stock immediately after a grant under the Plan is not eligible to participate and no participant may purchase more than $25,000 of our common stock, based on the undiscounted value of our common stock at the beginning of each offering period, in any one calendar year.

The Plan is implemented by a series of quarterly offering periods, with a new offering period commencing on January 1, April 1, July 1 and October 1 of each year. Shares are purchased at the end of each offering period at successive quarterly intervals on the last day of March, June, September and December, respectively each year. At the beginning of each new offering period each participant is granted an option that entitles him or her to purchase, at the applicable option price, the number of whole and fractional shares of our common stock equal to the amount elected by the participant between 1% and 5% of the participant’s compensation, not to exceed $5,000, divided by the fair market value per share of our common stock as of the commencement of the applicable offering period. The option price is equal to 85% percent of the lesser of the fair market value per share of our common stock as of the applicable commencement of the offering period or the end of each offering period. Shares are purchased with funds from the participant’s payroll deduction account.

Each option, unless sooner expired under the Plan, becomes exercisable on the offering date and is exercisable during the applicable offering period. Each option not exercised during its offering period expires at the termination of the offering period.

A participant may at any time cease participation in the Plan. A participant may at any time during the calendar year (but not more than four times) decrease his or her payroll deductions.

The Board of Directors, without further action on the part of the stockholders of the Company, may at any time and from time to time alter, amend, or suspend the Plan or any option granted thereunder, or may at any time terminate the Plan; except that the Board of Directors shall not: (i) change the total number of shares of our common stock available for grant under the Plan; (ii) extend the duration of the Plan; (iii) increase the maximum term of Options; or (iv) effect a change inconsistent with Code Section 423. Any action taken by the Board must not materially and adversely affect any outstanding Option without the consent of the holder thereof.

The 1998 Stock Purchase Plan is scheduled to terminate on February 18, 2008 unless the stockholders approve a change in the date to April 24, 2016.

Certain Federal Income Tax Consequences

The Plan is intended to qualify as an “employee stock purchase plan” within the meaning of Section 423 of the Code. In general a participant in an offering under the Plan will not recognize income subject to Federal income tax at the commencement of an offering period or at the time shares are purchased. Instead, if a participant sells common stock acquired under the Plan for an amount that exceeds the purchase price, then the participant will recognize taxable income in an amount equal to the excess of the sale price of the common stock over the purchase price, partially as ordinary income and partially as capital gain, depending upon the date of the sale. If the participant sells the common stock more than one year after acquiring it and more than two years after the applicable offering date, and the sale price of the common stock is higher than the purchase price, then the participant will recognize ordinary income in an amount equal to the lesser of: (i) the designated percentage discount of the common stock on the applicable purchase date; and (ii) the excess of the sale price of the common stock over the purchase price. The balance of the proceeds will be treated as long-term capital gain. If the sale price of the common stock is less than the purchase price, then the participant will recognize long-term capital loss in an amount equal to the excess of the purchase price over the sale price of the common stock.

If the participant sells the common stock within one year after acquiring it or within two years after the participant’s entry date into an offering period, referred to as a disqualifying disposition, then the participant will recognize as ordinary income an amount equal to the excess of the fair market value of the common stock on the date that it was purchased over the purchase price plus either (i) capital gain in an amount equal to the excess of the sale price of the common stock over the fair market value of the common stock on the date that it was purchased, or (ii) capital loss in an amount equal to the excess of the fair market value of the common stock on the date that it was purchased over the sale price of the common stock. This capital gain or loss will be a long-term capital gain or loss if the participant held the common stock for more than one year prior to the date of the sale and will be a short-term capital gain or loss if the participant held the common stock for a shorter period.

As of March 31, 2006, a total of 18 employees of the Company are participating in the Plan.

Existing Plan Benefits

The table below shows, as to each of our named executive officers named and the various indicated groups, the following information with respect to transactions under the Plan effected during the period from January 1, 2005 through March 31, 2006: (i) the number of shares of common stock purchased under the Plan during that period and (ii) the weighted average purchase price paid per share of common stock in connection with such purchases.

Name	Number of Shares	Weighted Average Purchase Price ($)
Samuel K. Ackerman, M.D.	—	$—
Graham P. Allaway, Ph.D.	—	$—
Peyton J. Marshall, Ph.D.	—	$—
John R. Barr	—	$—
Current executives as a group	—	$—
Current directors who are not executive officers	—	$—
Non-executive employees as a group	7,454	$5.03

New Plan Benefits

The amounts of future purchases under the Plan are not determinable because purchases are based upon elections made by the participants. Future purchase prices are not determinable because they are based upon the fair market value of our common stock.

The affirmative vote of a majority of the shares of Common Stock voting in person or by proxy at the Meeting is required to approve the amendment and restatement of our Plan.

The Board of Directors recommends that our stock holders vote for the amendment and restatement of our Amended and Restated 1998 Employee Stock Purchase Plan.

PROPOSAL 4

RATIFICATION OF APPOINTMENT OF INDEPENDENT

PUBLIC ACCOUNTANTS

The Audit Committee has appointed KPMG LLP, independent registered public accounting firm, to audit our consolidated financial statements for the year ending December 31, 2006. Our Board of Directors recommends that our stockholders vote for ratification of such appointment. A representative of KPMG LLP will be present at the meeting and will be available to respond to appropriate stockholders’ questions and to make a statement if he or she desires to do so.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF PROPOSAL 4.

The submission of this matter to our stockholders at the annual meeting is not required by law or by our Amended and Restated By-laws. The Board of Directors is nevertheless submitting it to the stockholders to ascertain their views. If this proposal is not approved at the annual meeting by the affirmative vote of holders of a majority of the shares present or represented and entitled to vote at the meeting, the Audit Committee intends to reconsider its appointment of KPMG LLP as the Company’s independent registered public accounting firm.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to beneficial ownership of our shares of common stock as of April 25, 2006: (i) by each person (or group of affiliated persons) who we know to own beneficially more than five percent of our outstanding shares of common stock; (ii) by the individuals named in the Summary Compensation Table on page 22 herof; (iii) by each of our directors and director nominees; and (iv) by all of our current directors and executive officers as a group. As of April 25, 2006, we had 50,347,567 shares of common stock outstanding. Except as indicated in the footnotes to this table, the persons named in the table have sole voting and investment power with respect to all shares shown as beneficially owned by them.

Name and Address of Beneficial Owner*	Beneficially Owned Shares Number (1)	Percent of Class
Wellington Management Company, LLP(2) 75 State Street Boston, MA 02109	3,293,196	6.5%

Great Point Partners LLC(3) 2 Pickwick Plaza, Suite 450 Greenwich, CT 06830	2,924,273	5.5%

Named Executive Officer and Directors

Samuel K. Ackerman, M.D.(4)	794,413	1.6%
Graham P. Allaway, Ph.D.(5)	716,779	1.4%
Peyton J. Marshall, Ph.D.(6)	126,559	**	%
Jeremy Hayward-Surry(7)	16,380	**	%
Irwin Lerner(8)	13,078	**	%
Joseph M. Limber(9)	9,530	**	%
R. John Fletcher(10)	254,125	**	%
Herbert H. Hooper, Ph.D.(11)	9,824	**	%
Eric W. Linsley(12)	1,873,108	3.7%
John R. Barr(13)	197,346	**	%
All current directors and executive officers as a group (9 persons)(14)	3,813,796	7.3%

*	Address provided for beneficial owners of 5% or more of the outstanding common stock only.

**	Indicates less than one percent.

(1)	Beneficial ownership of common stock is determined in accordance with the rules of the Securities and Exchange Commission, and includes shares for which the holder has sole or shared voting or investment power. Shares of our common stock subject to options or warrants currently exercisable or which become exercisable within 60 days of April 25, 2006 are deemed to be beneficially owned by the person holding such options or warrants and outstanding and, in accordance with the rules of the Securities and Exchange Commission, are included for purposes of computing the percentage ownership of the person holding such options or warrants, but are not deemed outstanding for purposes of computing the percentage ownership of any other person.

(2)	This information is based solely on a Schedule 13G filed by Wellington Management Company, LLP with the Securities and Exchange Commission on February 14, 2006.

(3)

Consists of 66,528 shares of common stock and warrants exercisable for 1,387,298 shares of common stock held by Biomedical Value Fund, L.P., 122,072 shares of common stock and warrants exercisable for 1,257,750 shares of common stock held by Biomedical Offshore Value Fund, LTD and 62,500 shares of common stock and warrants exercisable for 28,125 shares of common stock held by Jeffrey R. Jay, the managing member of Great Point Partners, LLC, investment advisor to the two funds above.

(4)	Consists of 46,866 shares of common stock owned directly by Dr. Ackerman, 1,471 shares of common stock of which Dr. Ackerman may be considered the beneficial owner, as the securities are owned by his dependents, and 746,076 shares of common stock issuable upon the exercise of outstanding options exercisable within 60 days of April 25, 2006.

(5)	Consists of 201,729 shares of common stock and 515,050 shares of common stock issuable upon the exercise of outstanding options exercisable within 60 days of April 25, 2006.

(6)	Consists of 126,559 shares of common stock issuable upon the exercise of outstanding options exercisable within 60 days of April 25, 2006.

(7)	Consists of 8,480 shares of common stock and 7,900 shares of common stock issuable upon the exercise of outstanding options exercisable within 60 days of April 25, 2006.

(8)	Consists of 3,258 shares of common stock and 9,820 shares of common stock issuable upon the exercise of outstanding options exercisable within 60 days of April 25, 2006.

(9)	Consists of 980 shares of common stock and 8,550 shares of common stock issuable upon the exercise of outstanding options exercisable within 60 days of April 25, 2006.

(10)	Consists of warrants exercisable for 225,000 shares of common stock held by Fletcher Spaght Ventures, LP and warrants exercisable for 22,500 shares of common stock and 6,625 shares of common stock issuable upon the exercise of outstanding options exercisable within 60 days of April 25, 2006 held by Fletcher Spaght Venture Partners LLC. Mr. Fletcher is the Chief Executive Officer of Fletcher Spaght, Inc. Mr. Fletcher disclaims beneficial ownership of shares held by any of these entities, except to the extent of his pecuniary interest therein.

(11)	Dr. Hooper holds 3,199 shares of common stock and 6,625 shares of common stock issuable upon the exercise of outstanding options exercisable within 60 days of April 25, 2006. Dr. Hooper has assigned the economic benefits of his outstanding stock options to Ampersand 1999 Limited Partnership and Ampersand 1999 Companion Fund Limited Partnership.

(12)	Consists of (i) 2,754 shares of common stock held by Mr. Linsley (ii) 1,763,305 shares of common stock and warrants exercisable for 28,125 shares of common stock held by A.M. Pappas Life Science Ventures I, L.P. and (iii) 0 shares of common stock held by A.M. Pappas Life Science Ventures I, L.P.’s general partner, AMP&A Management, LLC. AMP&A Management, LLC is managed by Pappas Ventures. Pappas Ventures may be deemed a beneficial owner of these securities. Pappas Ventures owns 20,000 shares of common stock. Also consists of 10,953 shares of common stock issuable upon the exercise of outstanding options exercisable within 60 days of April 25, 2006, held directly by Pappas Ventures. Mr. Linsley, a member of our Board of Directors, is a Partner with Pappas Ventures. Mr. Linsley disclaims beneficial ownership of shares held by any of the above-listed entities, except to the extent of his pecuniary interest therein.

(13)	Consists of 53,824 shares of common stock and 143,522 shares of common stock issuable upon the exercise of outstanding options exercisable within 60 days of April 25, 2006. Mr. Barr resigned from his position with Panacos as President and Acting Chief Financial Officer in July 2005.

(14)	Consists of 2,100,013 shares of common stock, 1,438,158 shares of common stock issuable upon the exercise of outstanding options exercisable within 60 days of April 25, 2006, and warrants exercisable for 275,625 shares of common stock.

ADDITIONAL INFORMATION

Executive Officers and Senior Management

Officers are elected annually by our Board of Directors and serve at the discretion of the Board of Directors. The following section describes members of our management who are not also directors, whose biographies appear above under “Proposal 1—Election of Directors.”

Graham P. Allaway, Ph.D., age 50, has served as our Chief Operating Officer since May 3, 2005. Prior to the merger between V.I. Technologies and the former Panacos in March 2005, Dr. Allaway was Chief Operating Officer of the former Panacos. He was founding Chief Executive Officer and President of the former Panacos on its formation in 1999. Prior to founding the former Panacos, Dr. Allaway was Senior Vice-President for Drug Discovery at Boston Biomedica Inc., which he joined in 1998. Prior to this, Dr. Allaway was Chief Executive Officer of Manchester Biotech (United Kingdom) from 1997 to 1998. From 1990 to 1997, Dr. Allaway held various positions at Progenics Pharmaceuticals, Inc. in Tarrytown, New York. Dr. Allaway received his M.A. in Zoology from Oxford University and his Ph.D. in Virology from the University of London. He then held research fellowships at Memorial University in Newfoundland, Canada and at the National Institutes of Health in Bethesda, Maryland before entering industry.

Peyton J. Marshall, Ph.D., age 51, has served as our Executive Vice President and Chief Financial Officer since August 2005. Prior to that, Dr. Marshall served as Senior Vice President, Finance and Administration and Chief Financial Officer of EPIX Pharmaceuticals, Inc. from November 2002 until July 2005. Prior to joining EPIX, Dr. Marshall was Chief Financial Officer of The Medicines Company from 1997 until 2002. From 1995 to 1997, Dr. Marshall was a Managing Director and head of European Corporate Financing and Risk Management Origination at Union Bank of Switzerland, an investment banking firm. From 1986 to 1995, Dr. Marshall held various investment banking positions at Goldman Sachs and Company, an investment banking firm, including head of European product development from 1987 to 1993 and Executive Director, Derivatives Origination from 1993 to 1995. From 1981 to 1986, Dr. Marshall held several product development positions at The First Boston Corporation, an investment banking firm, and was an Assistant Professor of Economics at Vanderbilt University. Dr. Marshall holds an A.B. in economics from Davidson College and a Ph.D. in economics from the Massachusetts Institute of Technology.

David E. Martin, Pharm.D., MBA, age 39, has served as our Senior Vice President, Drug Development since the merger between V.I. Technologies and the former Panacos. Prior to the merger between V.I. Technologies and the former Panacos in March 2005, Dr. Martin was the Senior Vice President, Drug Development of the former Panacos since 2001. Prior to joining the former Panacos, Dr. Martin held the positions of Director, Clinical Pharmacology and Associate Director, Clinical Pharmacology at Bristol-Myers Squibb (formerly Dupont Pharmaceuticals), which he joined in 1999. Prior to this, Dr. Martin was Assistant Director, Virology Clinical Development at PharmaResearch Corporation from 1997 to 1999. From 1994 to 1997, Dr. Martin held various positions at SmithKline Beecham Pharmaceuticals. Dr. Martin received his Doctor of Pharmacy from the University of Southern California, then completed his Residency at USC School of Pharmacy and a Fellowship at The University of North Carolina at Chapel Hill and Glaxo, Inc. Dr. Martin received his MBA in Pharmaceutical Marketing from St. Joseph’s University.

John D. Richards, D.Phil., age 49, has served as Panacos’ Vice President, Manufacturing Operations since February 2006. Prior to joining Panacos, Dr. Richards was a Vice President at The Medicines Company, with responsibility for product manufacturing and quality. Since 1997 he was a key member of The Medicines Company’s management team that developed and launched Angiomax® (bivalirudin) in the United States and oversaw the release and distribution of the drug in 35 countries internationally. From 1993 until he joined The Medicines Company in October 1997, Dr. Richards was Director of Process Development and Manufacturing at Immulogic Pharmaceutical Corporation. From 1989 to 1993, Dr. Richards was a Technical Manager at Zeneca PLC, a pharmaceutical company, where he developed and implemented processes for the manufacture of pharmaceutical active intermediates. In 1986, Dr. Richards helped establish Cambridge Research Biochemicals, a manufacturer of products for pharmaceutical and academic customers. Dr. Richards holds an M.A. and a D.Phil. in organic chemistry from the University of Oxford, United Kingdom, and has carried out post-doctoral research work at the Medical Research Council’s Laboratory of Molecular Biology in Cambridge, United Kingdom.

There are no family relationships between any director, executive officer, or person nominated or chosen by us to become a director or executive officer.

Compensation of Directors

All members of the Board of Directors receive reimbursement of expenses associated with their attendance of meetings of the Board of Directors or of any committee of which they are a member.

On March 11, 2005, in connection with the merger between V.I. Technologies and Panacos and a private placement financing also completed on that date, Dr. Herbert Hooper, Mr. Eric Linsley and Mr. R. John Fletcher joined our Board, replacing two previous directors of V.I. Technologies, Mr. David Tendler and Dr. Doros Platika, who resigned from the Board. Dr. Hooper and Mr. Fletcher joined the Nominating and Governance Committee, and Mr. Linsley joined the Compensation Committee. The Compensation Committee provided for full vesting of unvested options to purchase 200 shares of our common stock for each of Dr. Platika and Mr. Tendler as of March 11, 2005. These options otherwise would have vested on December 27, 2005. Furthermore, the Compensation Committee extended the expiration date of these options held by Dr. Platika and Mr. Tendler from October 11, 2005 to March 11, 2006. These options were not exercised during the extended expiration period and expired on March 11, 2006.

Our policy is to pay to the Lead Director, Chairman of each of our Audit Committee, Compensation Committee and Nominating and Governance Committee an annual fee of $25,000, $6,000, $3,000 and $3,000, respectively. We pay $2,000 to each non-employee director for attendance at each board meeting and $1,500 for attendance by telephone. If an

Audit Committee meeting occurs on a day other than when a Board meeting takes place, we pay a fee of $1,500 to each Audit Committee member, including the Chairman, for attendance at each committee meeting, with a fee of $1,250 for attendance by telephone. We pay a fee of $1,000 to each Compensation Committee and Nominating and Governance Committee member, including the Chairman, for attendance at each committee meeting, whether in-person or by telephone.

In addition, non-employee directors are eligible to participate in our 2005 Supplemental Equity Compensation Plan (“Supplemental Plan”) and the 1998 Director Stock Incentive Plan (the “Director Plan”). There are currently 7,369,595 shares (and will be an aggregate of 10,369,595 shares if our stockholders approve proposal number 2) and 25,000 shares of common stock reserved for issuance under the Supplemental Plan and Director Plan, respectively. Upon the election of a non-employee director to the board, such director is granted 25,000 options to purchase shares of common stock of Panacos. Such options become exercisable in equal installments on the six-month anniversary, second year anniversary, third year anniversary and fourth year anniversary of the grant date, provided that the optionee is still a director of Panacos on such date. Generally at the first Board meeting of each calendar year, each non-employee director will receive 15,000 options to purchase shares of common stock of Panacos. Such options generally become exercisable on the one year anniversary of the date of grant provided that the optionee is still a director of Panacos on such date. Each option has a term of ten years. The exercise price for each option is equal to the closing price for the common stock on the date preceding the date of grant, as reported on the NASDAQ National Market.

On May 3, 2005, the Board of Directors granted a one-time grant of 25,000 stock options to each of Messrs. Limber, Lerner, Linsley, and Fletcher and Dr. Hooper and Dr. Richard Charpie, who subsequently resigned from the Board, and a one-time grant of 30,000 stock options to the lead director, Mr. Hayward-Surry. The exercise price of these stock options is $3.05, the closing price for the common stock on the date preceding the date of grant, as reported on the NASDAQ National Market. The options become exercisable in equal installments on the six-month anniversary, second year anniversary, third year anniversary and fourth year anniversary of the grant date.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

The following table provides certain summary information concerning compensation (including salary, bonuses, stock options, and certain other compensation) paid by Panacos for services in all capacities or accrued for the three fiscal years ended December 31, 2005 to our Chief Executive Officer during the most recently completed fiscal year, our former Chief Executive Officer, and to the other persons who served as our executive officers whose salary plus bonus exceeded $100,000 in fiscal year 2005 (together being hereinafter referred to as the “Named Executive Officers”).

		Annual Compensation				Long-Term Compensation
Name and Principle Position	Year	Salary ($)	Bonus ($)	All Other Annual Compensation ($) (1)		Restricted Stock Awards ($)		Securities Underlying Option (#)		Other Compensation (10)
Samuel K. Ackerman, M.D. President, Chief Executive Officer and Chairman	2005 2004 2003	$391,447 260,000 60,000	$227,500 78,000 —	$40,250 173,333 100,000	(2) (2) (2)	— — —		860,000 370,723 5,264	(3) (4) (4)	$5,850 108 —

Graham P. Allaway, Ph.D. Chief Operating Officer	2005 2004 2003	212,984 194,380 174,935	76,500 48,750 24,375	— — —		— — —		— 660,584 —	(5)	2,721 433 450

Peyton J. Marshall, Ph.D. Executive Vice President and Chief Financial Officer	2005 2004 2003	80,805 — —	75,000 — —	— — —		— — —		545,000 — —	(6)	411 — —

John R. Barr(7) Former President and Chief Executive Officer	2005 2004 2003	524,374 426,273 415,291	— — —	— — —		$491,250 — —	(8)	— — 71,762	(9)	2,381 1,260 —

(1)	Excludes perquisites and other personal benefits, securities or property which, in the aggregate, are less than the lesser of $50,000 or ten percent (10%) of the total of the annual salary and bonus reported for the Named Executive Officer for the year.

(2)	Prior to the merger between V.I. Technologies and Panacos, V.I. Technologies had an arrangement for scientific consulting services with its Chairman, Dr. Ackerman, under which he earned fees until the merger with Panacos in March 2005.

(3)	These stock options were granted under the 2005 Supplemental Equity Compensation Plan, which is administered by the Compensation Committee. These options have an exercise price equal to the fair market value on the date of grant. Dr. Ackerman’s option to purchase 860,000 shares of common stock consists of 430,000 shares that vest monthly over 48 months and 430,000 shares, the vesting of which may be accelerated upon achievement of certain performance goals. If the goals are not achieved within the time specified, the options will vest at the end of the fifth year from the date of grant. As of December 31, 2005, 155,000 of the 430,000 shares were accelerated due to the achievement of certain goals.

(4)	These stock options were granted under either the 1998 Equity Incentive Plan or the 2005 Supplemental Equity Compensation Plan, which are administered by the Compensation Committee. These options have an exercise price equal to fair market value on the date of the grant, vest between one and four years from the date of the grant, and expire ten years from the date of grant.

(5)	These stock options were granted under the 1998 Equity Incentive Plan, which is administered by the Compensation Committee. These options have an exercise price equal to the fair market value on the date of grant and vest over 48 months. The options expire ten years from the date of grant.

(6)	These stock options were granted under the 2005 Supplemental Equity Compensation Plan, which is administered by the Compensation Committee. These options have an exercise price equal to the fair market value on the date of grant. The options vest monthly over 48 months.

(7)	Mr. Barr resigned from his position with the Company in July 2005. Mr. Barr’s compensation received prior to March 11, 2005 was paid by V.I. Technologies.

(8)	Mr. Barr received 75,000 shares of restricted stock upon his resignation in July 2005. The shares were valued at $491,250 on that date. As of December 31, 2005, the value of the restricted shares granted was $519,750. The shares vested in July 2005. No dividends were paid on the restricted stock.

(9)	These stock options were granted under the 1998 Equity Incentive Plan and the 1999 Supplemental Stock Option Plan, which are administered by the Compensation Committee. These options have an exercise price equal to fair market value on the date of the grant, vest in three equal installments on the date of grant and on the first two anniversaries of the date of grant, and expire ten years from the date of grant.

(10)	All Other Compensation for Dr. Ackerman, Dr. Allaway, Dr. Marshall and Mr. Barr during fiscal 2005 includes the dollar value of premiums paid by the Company with respect to the term life insurance for their benefit in the amounts of $3,225, $955, $411 and $727, respectively, and $2,625, $1,766, $0 and $1,654, respectively, of matching contributions made under the Company’s 401(k) plan. For fiscal years 2004 and 2003, Other Compensation for Dr. Ackerman, Dr. Allaway and Mr. Barr consisted of term life insurance benefits only.

OPTION GRANTS IN OUR MOST RECENT FISCAL YEAR

	Individual Grants
Name	Number of Securities Underlying Options Granted (#)	Percent of Total Options Granted to Employees in Fiscal Year 2005 (1)	Exercise Price ($/Share)	Expiration Date (2)	Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term (3)
					5%($)	10%($)
Samuel K. Ackerman(4)	860,000	49%	$2.65	4/7/2015	$1,433,000	$3,632,000
Graham P. Allaway	—	—	—	—	—	—
Peyton J. Marshall(5)	545,000	31%	$6.45	8/17/2015	$2,211,000	$5,602,000
John R. Barr	—	—	—	—	—	—

(1)	Options to purchase an aggregate of 1,742,300 shares were granted to all our employees and directors in fiscal year 2005.

(2)	Options expire ten years from grant date unless the individual earlier terminates employment. Ordinarily, options expire 90 days from an employee’s termination date. See “Executive Officer Severance Agreements” on page 24 for a further description of option vesting acceleration and exercise period extension provisions.

(3)	Amounts reported in these columns represent amounts that may be realized upon exercise of the options immediately prior to the expiration of their term assuming the specified compounded rates of appreciation (5% and 10%) on our common stock over the term of the options. These numbers are calculated based on rules promulgated by the Securities and Exchange Commission and do not reflect our estimate of future stock price growth. Actual gains, if any, on stock option exercises and common stock holdings are dependent on the timing of such exercise and the future performance of our common stock. There can be no assurance that the rates of appreciation assumed in this table can be achieved or that the amounts reflected will be received by the option holder.

(4)	Of the 860,000 options granted, 430,000 vest monthly over a four year period. The remaining 430,000 options contain performance vesting acceleration goals where some or all of the option vesting could accelerate. If the performance goals are not met within the specified periods, the options will vest at the end of the fifth year from grant date. As of March 31, 2006, 155,000 options have been accelerated due to achievement of certain performance goals.

(5)	The 545,000 options granted vest monthly over a four year period.

AGGREGATED OPTION EXERCISES IN OUR MOST RECENT FISCAL YEAR

AND FISCAL YEAR-END OPTION VALUES

Presented below is information about the number and value of unexercised stock options to purchase our common stock held by each Named Executive Officer as of December 31, 2005.

Name	Shares Acquired on Exercise (#)	Value Realized (1)	Number of Securities Underlying Unexercised Options at Fiscal Year-End (#) Exercisable/ Unexercisable	Value of Unexercised In-the-Money Options at Fiscal Year-End ($) Exercisable/ Unexercisable (2)
Samuel K. Ackerman	—	—	602,494/634,093	$3,447,130/$2,715,756
Graham P. Allaway	25,377	$266,476	629,934/233,234	$4,234,357/$1,565,091
Peyton J. Marshall	—	—	45,415/499,585	$21,799/$239,801
John R. Barr	—	—	143,522/—	—/—

(1)	Based on the difference between the option exercise price and the closing price per share of the underlying common stock on the NASDAQ National Market on the option exercise date.

(2)	Based on the difference between the option exercise price and the closing price per share of the underlying common stock on the NASDAQ National Market on December 30, 2005 of $6.93.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides certain information with respect to all of our equity compensation plans in effect as of December 31, 2005.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders:
1998 Director Stock Option Plan	17,900	$36.59	6,900
1998 Equity Incentive Plan	166,868	$52.75	69,460
1999 Supplemental Stock Option Plan	41,793	$18.26	41,787
2005 Supplemental Equity Compensation Plan	3,846,434	$1.93	2,682,008
Equity compensation plans not approved by security holders	—	—	—

Total	4,072,995	$4.33	2,800,155

Executive Officer Severance Agreements

Dr. Ackerman, Dr. Allaway and Dr. Marshall are each a party to an agreement with us, which provides for, among other things, a payment equal to the executive’s annual base salary and accelerated vesting of equity grants in the event of a change in control and termination of the executive officer without cause or the resignation of the executive officer for good reason.

Dr. Ackerman, Dr. Allaway and Dr. Marshall are each a party to an agreement with us providing severance benefits upon involuntary termination without cause or voluntary termination with good reason. The benefits include cash severance benefits, continuation of coverage under our health plans, acceleration of stock awards, and continued stock option exercisability. Receipt of the severance benefits is conditioned upon the eligible officer’s execution of a separation agreement, in a form acceptable to the Company, containing a general release of claims against the Company. The severance period is 12 months for Dr. Ackerman and 6 to 12 months for Dr. Allaway and Dr. Marshall.

Indemnity Agreements

On December 20, 2005, the Company’s Board of Directors approved the Company’s entry into indemnification agreements with each of its directors and executive officers. Pursuant to the indemnification agreements, the Company agrees to hold harmless and indemnify its directors and executive officers to the fullest extent authorized or permitted by the provisions of the Company’s Restated Certificate of Incorporation, Amended and Restated Bylaws, and the Delaware General Corporation Law (the “Code”), including for any amounts that such director or officer becomes obligated to pay because of any claim to which such director or officer is made or threatened to be made a party, witness or participant, by reason of such director’s or officer’s service as a director, officer, employee or other agent of the Company.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Compensation Committee of the Board of Directors is composed of three independent, disinterested directors who are not employees of the Company. The Compensation Committee reviews and approves all compensation and fringe benefit programs of the Company and also reviews and determines the actual compensation of the Company’s directors and executive officers, as well as all stock option grants, performance-based stock options and both long-term and short-term cash incentive awards to all key employees.

The Company’s executive compensation program is designed to be linked closely to corporate performance and stockholder interests. To this end, we have developed an overall compensation strategy and specific compensation plan that tie a very significant portion of executive compensation to the Company’s success in meeting specified performance goals. In addition, through the use of stock options, we seek to link part of each executive’s compensation to performance of the Company’s stock. The overall objectives of this strategy are to attract and retain the best possible executive talent, to motivate these executives to achieve the goals of the Company’s business strategy, align executive and stockholder interests through equity-based plans and, finally, to provide a compensation package that is competitive and that recognizes individual contributions, as well as overall business results.

The key elements of the Company’s executive compensation consist of base salary, annual incentive bonuses and stock options. Our policies with respect to each of these elements, including the basis for the compensation awarded to Dr. Samuel K. Ackerman, President and Chief Executive Officer, are discussed below.

Base Salary

Base salaries for new executive officers are initially determined by nature of the responsibilities of the position held and the experience of the individual. In making determinations regarding base salaries, we consider generally available information regarding salaries prevailing in the biotechnology industry, but do not utilize any particular indices or peer groups. Base salaries are reviewed on an annual basis. We determined that Dr. Ackerman’s base salary, and the base salaries of other executive officers, were commensurate with the base compensation paid to similarly situated officers in comparable companies.

Annual Incentive Bonus

We review the Company’s annual performance plan for the ensuing fiscal year and set specific incentive target bonus awards which are directly linked to the short term financial and milestone target achievement performance objectives of the Company as a whole. The executive officers of the Company then have an opportunity to earn a payout of their individual target bonuses in each fiscal year, provided that the Company meets or exceeds its performance plan for the year. These bonuses are prorated to the extent that the Company achieves a portion of its performance plan. We have complete discretionary authority to award full bonuses or special bonuses for special achievements. After assessment of the Company’s performance against its short-term financial and milestone targets, the Committee decided to award bonuses to executive officers for fiscal year 2005.

Stock Options

Under the Company’s 1998 Equity Incentive Plan, the 1999 Supplemental Stock Option Plan, and the 2005 Supplemental Equity Compensation Plan, which were approved by our stockholders, stock options are granted to the Company’s executive officers. Stock options granted to executives have an exercise price equal to the fair market value of the common stock on the date of grant and generally vest over four years. Stock option grants are designed to provide incentive for the creation of stockholder value over the long term, since the full benefit of the compensation package cannot be realized unless stock price appreciation occurs over a number of years. In determining the amount of such grants, we consider the job level of the executive, responsibilities to be assumed in the upcoming year, and overall performance. After assessment of the Company’s performance against its short-term financial and milestone targets, the Committee decided to award stock option grants to executive officers for fiscal year 2005.

Our Committee believes that the combination of base salaries, incentive bonuses and stock option incentives contribute to the achievement of both the short-term and long-term financial performance of the Company.

Irwin Lerner, Chairman

Joseph M. Limber

Eric W. Linsley

AUDIT COMMITTEE REPORT

The Audit Committee is composed of three directors, all of whom satisfy the independence and the financial literacy requirements under the rules of the NASDAQ Stock Market.

The Audit Committee assists the Board of Directors in overseeing and monitoring the integrity of the Company’s financial statements, the adequacy of the Company’s internal controls and disclosure controls, the independent auditors’ qualifications and independence and the performance of the Company’s independent auditors. The Audit Committee also appoints our independent auditors and pre-approves their compensation. The Audit Committee operates under a written charter, a copy of which is filed as Exhibit A hereto, adopted by our Board of Directors in 2000 and reviewed and reaffirmed annually, most recently on March 2, 2005.

In the course of our oversight of the Company’s financial reporting process, we have (i) reviewed and discussed with management and with KPMG LLP, the Company’s independent registered public accounting firm, the Company’s audited financial statements for the fiscal year ended December 31, 2005, as well as each of the Company’s quarterly financial reports on Form 10-Q during fiscal year 2005, (ii) discussed with KPMG, the matters required to be discussed by Statement on Auditing Standards (“SAS”) No. 61, Communication with Audit Committees, as amended by SAS No. 90, Audit Committee Communications, (iii) reviewed and discussed with management the adequacy of the Company’s internal controls and disclosure controls, (iv) received the written disclosures and the letter from the auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, (v) discussed with the auditors any relationships that may impact their objectivity and independence, (vi) considered whether the provision of non-audit services by the auditors is compatible with maintaining their independence, (vii) pre-approved all compensation paid to KPMG for audit services and for non-audit services in fiscal year 2005, and (viii) evaluated the performance of audit services and non-audit services by KPMG during fiscal year 2005.

Based on the foregoing review and discussions, we recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year 2005 for filing with the Securities and Exchange Commission. In addition, the Audit Committee has appointed KPMG LLP, independent registered public accounting firm, to audit our consolidated financial statements for the fiscal year ending December 31, 2006.

Jeremy Hayward-Surry, Chairman

Irwin Lerner

Joseph M. Limber

CERTAIN RELATIONSHIPS AND RELATED-PARTY TRANSACTIONS

Our Audit Committee reviews and approves in advance all related-party transactions.

Prior to the merger between V.I. Technologies and Panacos, V.I. Technologies had an arrangement for scientific consulting services with its Chairman, Dr. Ackerman, under terms of which he earned fees of approximately $40,000 between January 1, 2005 and March 10, 2005. As described below, Dr. Ackerman assumed the position of Chief Executive Officer as an employee of the Company upon the completion of the merger between V.I. Technologies and Panacos.

Interests of Certain Persons in the March 2005 Merger and PIPE Financing

In connection with the recommendation of the Panacos Board and of the V.I. Technologies Board with respect to the merger agreement and the PIPE financing, stockholders were made aware that certain members of the management and Board of Directors of Panacos, and certain members of management and Board of Directors of V.I. Technologies, had interests in these transactions that may have been different from, or in addition to, the interests of the other stockholders.

Board of Directors and Management

V.I. Technologies had agreed that, as of the closing of the merger, it would cause Dr. Ackerman, the Chairman of the Board and Interim Chief Executive Officer of Panacos and the Chairman of the Board of V.I. Technologies, to become the Chief Executive Officer of the Company. Dr. Ackerman would own options to acquire Company common stock representing 1.6% of the outstanding capital stock of the Company at the effective time.

Dr. Ackerman was a stockholder, director, and pursuant to a consulting arrangement, the Chief Scientific Officer of V.I. Technologies and a director, executive officer and holder of options to purchase stock of Panacos. In addition, Dr. Herbert Hooper was a director of Panacos and a General Partner of Ampersand Ventures (see below). Dr. Hooper participated in the negotiation and each of Drs. Ackerman and Hooper participated in the approval of the terms of the merger on behalf of Panacos, following disclosure of all material facts regarding the respective interests (or potential interests) of Dr. Ackerman and Dr. Hooper in the merger.

Ampersand Ventures

On March 11, 2005, Ampersand Ventures owned approximately 33% of the Panacos common stock on an as converted to common stock basis. In addition, it owned approximately 17% of the issued and outstanding common stock of V.I. Technologies as of February 11, 2005. Accordingly, Ampersand Ventures had an interest in the merger as a V.I. Technologies stockholder, as well as a Panacos stockholder. After the closing of the merger, Ampersand Ventures owned approximately 30% of the common stock of the Company. In addition, Ampersand Ventures had agreed to purchase 1.5 million shares of the Company’s common stock in the PIPE financing. After the closing of the merger and the PIPE financing, Ampersand Ventures owned approximately 26% of the common stock of the Company. In addition, certain individuals affiliated with Ampersand Ventures who are directors may receive additional options to acquire Company common stock in the future.

Under the merger agreement, V.I. Technologies had agreed to cause Dr. Herbert H. Hooper, a General Partner of Ampersand and a director of Panacos, to be appointed to the Company Board. In addition, one of the Company’s directors at the time of the merger, Dr. Richard A. Charpie, is the Managing General Partner of Ampersand. Dr. Charpie is no longer a director of the Company. As of April 25, 2006, Ampersand Ventures beneficially owned less than 5% of Panacos common stock.

Pappas Ventures

On March 11, 2005, Pappas Ventures owned approximately 27% of the Panacos common stock. Pappas Ventures had agreed to purchase 62,500 shares of the Company’s common stock in the PIPE financing. Accordingly, after the closing of the merger and the PIPE financing, Pappas Ventures owned approximately 16% of the common stock of the Company. Under the merger agreement, V.I. Technologies agreed to cause Mr. Eric W. Linsley, a Partner with Pappas Ventures and a director of Panacos, to be appointed to the Company’s Board. As of April 25, 2006, Pappas Ventures beneficially owned approximately 3.7% of Panacos common stock.

Fletcher Spaght Ventures, L.P. and Fletcher Spaght Venture Partners, LLC

On March 11, 2005, Fletcher Spaght Ventures, L.P. and Fletcher Spaght Venture Partners, LLC (“Fletcher Spaght”) agreed to purchase 550,000 shares of the Company’s common stock in the PIPE financing. Accordingly, after the closing of the merger and the PIPE financing, Fletcher Spaght owned approximately 1% of the common stock of the Company. Under the Securities Purchase Agreement, the Company caused Mr. R. John Fletcher, Chief Executive Officer of Fletcher Spaght, Inc., to be appointed to the Company’s Board as a representative of the PIPE participants. As of April 25, 2006, Fletcher Spaght beneficially owned less than 1% of Panacos common stock.

STOCK PERFORMANCE GRAPH

The graph below compares the cumulative total stockholder return of our common stock, treating V.I. Technologies as the predecessor company to Panacos prior to the merger in March 2005, from December 29, 2000 through December 30, 2005 against the cumulative total return of the NASDAQ Stock Market Index and the NASDAQ Biotechnology Index during the same period. We caution that the returns shown in the graph below should not be considered indicative of potential future returns.

Comparison of Cumulative Total Return Among Panacos Pharmaceuticals, Inc.,

the Nasdaq Stock Market Index and the Nasdaq Biotechnology Index

Company/Index Name	12/29/2000	12/31/2001	12/31/2002	12/31/2003	12/31/2004	12/30/2005
Panacos Pharmaceuticals, Inc.	$100.00	$132.38	$19.24	$20.95	$12.38	$13.20
NASDAQ Stock Market Index	$100.00	$78.95	$54.06	$81.09	$88.06	$89.27
NASDAQ Biotechnology Index	$100.00	$83.80	$45.81	$66.77	$70.86	$72.87

The graph shown above assumes that $100 was invested in our common stock and in each index on December 29, 2000. The total return for the indices used assumes the reinvestment of all dividends. The prices shown are adjusted for the reverse stock split effected on March 14, 2005.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

The current members of the Compensation Committee are Messrs. Lerner, Linsley and Limber. No member of the Compensation Committee has at any time been an officer or employee of our company. None of our executive officers serves as a member of the compensation committee or Board of Directors of any other entity which has an executive officer serving as a member of our Board of Directors or Compensation Committee.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Directors, executive officers, and greater than ten percent holders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

Based solely on our review of the copies of such forms received or written representations from certain reporting persons, we believe that during 2005 all of the filing requirements under Section 16(a) applicable to our directors, executive officers and ten percent holders were met, except for two late Form 4 reports and one late Form 3 report. Dr. Ackerman filed a Form 4 on July 22, 2005 for a stock option grant made to him on April 7, 2005. Mr. Barr filed a Form 4 on May 12, 2005 for a restricted stock grant made to him on May 3, 2005. Dr. Allaway filed a Form 3 on June 9, 2005 in connection with being named Chief Operating Officer on May 3, 2005.

INFORMATION CONCERNING INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

On March 11, 2005, V.I. Technologies, Inc. announced that it had closed its merger with Panacos Pharmaceuticals, Inc., pursuant to the Agreement and Plan of Merger dated as of June 2, 2004, as amended. The merger with Panacos was treated as a “reverse merger” for accounting purposes. As such, the financial statements of the accounting acquirer, Panacos, became the financial statements of the legal acquirer, V.I. Technologies. Because the independent registered public accounting firm retained to conduct the audit of Panacos’ financial statements, Ernst & Young LLP, was different from the independent registered public accounting firm retained to conduct the audit of V.I. Technologies’ financial statements, KPMG LLP, the rules and regulations of the Securities and Exchange Commission provide that there has been a change in V.I. Technologies’ independent registered public accounting firm.

On April 22, 2005, KPMG LLP notified V.I. Technologies that it had completed its internal client acceptance process and had formally accepted V.I. Technologies as a client. As approved by the Audit Committee of the Company, KPMG LLP audited the financial statements of the combined company following the merger that occurred on March 11, 2005.

During the fiscal year ended December 31, 2005, KPMG LLP provided services as our independent registered public accounting firm. During the fiscal year ended December 31, 2004, Ernst & Young, LLP provided services as our independent registered public accounting firm. Fees for their respective services were as follows:

	Year Ended
	December 31, 2005 KPMG LLP	December 31, 2004 Ernst & Young, LLP
Audit Fees(1)	$423,074	$52,963
Audit-Related Fees(2)	105,900	116,794
Tax Fees(3)	88,000	—
All Other Fees	—	—

Total	$616,974	$169,757

(1)	Audit Fees consisted of fees billed for services rendered for the audit of the Company’s annual financial statements, review of financial statements included in the Company’s Quarterly Reports on Form 10-Q, and other services normally provided in connection with statutory and regulatory filings.

(2)	Audit-Related Fees consisted of fees billed for due diligence procedures or for accounting research performed.

(3)	Tax Fees consisted of fees billed for tax review and compliance services.

The Audit Committee of our Board of Directors has determined that the rendering of non-audit services by KPMG LLP was compatible with maintaining their independence.

Audit Committee Pre-Approval Policy

As discussed in the Audit Committee Charter, the Audit Committee requires the pre-approval of any audit or non-audit engagement of KPMG LLP. In the event that we wish to engage KPMG LLP to perform accounting, technical, diligence or other permitted services not related to the services performed by KPMG LLP as our independent registered public accounting firm, management of the Company summarizes for the Audit Committee the proposed engagement, the nature of the engagement and the estimated cost of the engagement.

This information is reviewed by our Audit Committee, which evaluates whether the proposed engagement will interfere with the independence of KPMG LLP in the performance of its auditing services. For 2005, all audit and non-audit services were approved by the Audit Committee prior to the commencement of such work by KPMG LLP.

ANNUAL REPORT

Our Annual Report on Form 10-K for fiscal year 2005 is available without charge upon request. Requests for copies of the Annual Report should be sent to Investor Relations Department at Panacos Pharmaceutical, Inc., 134 Coolidge Avenue, Watertown, Massachusetts 02472. The Annual Report is also available on our website www.panacos.com.

CODE OF BUSINESS CONDUCT AND ETHICS

We have adopted a Code of Business Conduct and Ethics that applies to all of our employees, including our chief executive officer and chief financial and accounting officer. The text of the Code of Business Conduct and Ethics was filed as an exhibit to our 2003 Annual Report on Form 10-K and is available on our web site www.panacos.com. The Code of Business Conduct and Ethics will also be made available to stockholders without charge, upon request, in writing to the Corporate Secretary at 134 Coolidge Avenue, Watertown, MA 02472. Disclosure regarding any amendments to, or waivers from, provisions of the code that apply to our directors and principal executive and financial officers will be included in a Current Report on Form 8-K within four business days following the date of the amendment or waiver, unless website posting of such amendments or waivers is then permitted by the rules of The NASDAQ Stock Market, Inc.

STOCKHOLDER PROPOSALS AND NOMINATIONS FOR DIRECTOR

Your eligibility as a stockholder to submit proposals, the proper subjects of such proposals and other issues governing stockholder proposals, are regulated by the rules adopted under Section 14 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). To be considered for inclusion in the proxy statement relating to our 2007 annual meeting of stockholders, the stockholder proposals must be received by the close of business on February 22, 2007. The deadline for notice of a proposal for which a stockholder will conduct his or her own solicitation is the date not less than 50 days nor more than 75 days prior to the annual meeting, unless less than 65 days notice or public disclosure is given, in which case the stockholder’s notice of proposal to us must be received within 15 days after such notice or disclosure is given. If we do not receive notice of any matter to be considered for presentation at the annual meeting within such time, management proxies may confer discretionary authority to vote on the matters presented at the annual meeting by a stockholder in accordance with Rule 14a-4 under the Exchange Act. All stockholder proposals should be marked for the attention of Dr. Peyton J. Marshall, Executive Vice President and Chief Financial Officer, Panacos Pharmaceuticals, Inc., 134 Coolidge Avenue, Watertown, Massachusetts 02472. On request, the Secretary will provide detailed instructions for submitting proposals. SEC rules set forth standards for the exclusion of some stockholder proposals from a proxy statement for an annual meeting.

OTHER MATTERS

Our Board of Directors does not know of any other matter that may come before the annual meeting. If any other matters are properly presented to the annual meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise to act, in accordance with their best judgment on such matters.

Our Board of Directors hopes that stockholders will attend the annual meeting. Whether or not you plan to attend, you are urged to complete, date, sign and return the enclosed proxy in the accompanying envelope or, if your proxy card or voting instruction form so indicates, vote electronically via the Internet or telephone. You are encouraged to vote electronically if you have the option. A prompt response will greatly facilitate arrangements for the annual meeting, and your cooperation will be appreciated. Stockholders of record who attend the annual meeting may vote their shares even though they have sent in their proxies.

By Order of the Board of Directors

Samuel K. Ackerman, M.D.

President and Chief Executive Officer

Watertown, Massachusetts

May 1, 2006

Exhibit A

PANACOS PHARMACEUTICALS INC.

AUDIT COMMITTEE CHARTER

A. Purpose

The purpose of the Audit Committee is to assist the Board of Directors’ oversight of:

•	the integrity of the Company’s financial statements;

•	the adequacy of the Company’s internal controls and disclosure controls;

•	the independent auditor’s qualifications and independence; and

•	the performance of the Company’s independent auditors.

B. Structure and Membership

1. Number. The Audit Committee shall consist of at least three members of the Board of Directors.

2. Independence. Except as otherwise permitted by the applicable rules of The NASDAQ Stock Market and Section 301 of the Sarbanes-Oxley Act of 2002 (and the applicable rules thereunder, including Rule 10A-3(b)(1) of the Securities Exchange Act of 1934, as amended), each member of the Audit Committee shall be “independent” as defined by such rules and Act.

3. Financial Literacy. Each member of the Audit Committee shall be able to read and understand fundamental financial statements, including the Company’s balance sheet, income statement, and cash flow statement, at the time of his or her appointment to the Audit Committee. At least one member of the Audit Committee shall be a “financial expert” (as defined by applicable NASDAQ and SEC rules) or the Company will disclose in its annual report the absence of a financial expert and the reasons for such absence. All members of the Audit Committee shall participate in continuing education programs as set forth in the rules developed by the NASDAQ Listing and Hearings Review Council.

4. Chair. Unless the Board of Directors elects a Chair of the Audit Committee, the Audit Committee shall elect a Chair by majority vote.

5. Compensation and Affiliate Status. The compensation of Audit Committee members shall be as determined by the Board of Directors. No member of the Audit Committee may receive any compensation from the Company other than fees for Board and committee service. No member of the Audit Committee may be an affiliate of the Company or its subsidiary.

6. Selection and Removal. Members of the Audit Committee shall be appointed by the Board of Directors. The Board of Directors may remove members of the Audit Committee from such Committee, with or without cause.

C. Authority and Responsibilities

General

The Audit Committee shall discharge its responsibilities, and shall assess the information provided by the Company’s management and the independent auditor, in accordance with its business judgment. The authority and responsibilities set forth in this Charter do not reflect or create any duty or obligation of the Audit Committee to plan or conduct any audit, to determine or certify that the Company’s financial statements are complete, accurate, fairly presented, or in accordance with generally accepted accounting principles or applicable law, or to guarantee the independent auditor’s report.

Oversight of Independent Auditors

1. Selection. The Audit Committee shall be solely and directly responsible for appointing, evaluating and, when necessary, terminating the independent auditor. The Audit Committee may, in its discretion, seek stockholder ratification of the independent auditor it appoints.

2. Independence. The Audit Committee shall take, or recommend that the full Board of Directors take, appropriate action to oversee the independence of the independent auditor. In connection with this responsibility, the Audit Committee shall obtain and review a formal written statement from the independent auditor describing all relationships between the independent auditor and the Company, including the disclosures required by Independence Standards Board Standard No. 1. The Audit Committee shall actively engage in dialogue with the independent auditor and the Board of Directors, if necessary, concerning any disclosed relationships or services that might impact the objectivity and independence of the auditor.

3. Compensation. The Audit Committee shall have sole and direct responsibility for setting the compensation of the independent auditor. The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the compensation of the independent auditor established by the Audit Committee.

4. Preapproval of Services. The Audit Committee shall preapprove all audit services, which may entail providing comfort letters in connection with securities underwritings, and non-audit services (other than de minimus non-audit services as defined by the Sarbanes-Oxley Act of 2002 (and the applicable rules thereunder)) to be provided to the Company by the independent auditor. The Audit Committee shall preapprove and cause the Company to disclose in its SEC periodic reports the approval by the Audit Committee of any non-audit services to be performed by the independent auditor.

5. Oversight. The independent auditor shall report directly to the Audit Committee and the Audit Committee shall have sole and direct responsibility for overseeing the independent auditor, including resolution of disagreements between Company management and the independent auditor regarding financial reporting. In connection with its oversight role, the Audit Committee shall, from time to time as appropriate obtain and review the reports required to be made by the independent auditor pursuant to paragraph (k) of Section 10A of the Securities Exchange Act of 1934 regarding:

•	critical accounting policies and practices;

•	alternative treatments of financial information within generally accepted accounting principles that have been discussed with Company management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor; and

•	other material written communications between the independent auditor and Company management.

6. Rotation of Auditors. The Audit Committee shall ensure that the lead or coordinating audit partner having primary responsibility for the audit, or the audit partner responsible for reviewing the audit, does not perform audit services for the Company for more than five (5) consecutive fiscal years.

7. Hiring of Auditors. The Audit Committee shall set clear hiring policies for employees or former employees of the Company’s independent auditor.

Review of Audited Financial Statements

1. Discussion of Audited Financial Statements. The Audit Committee shall review and discuss with the Company’s management and independent auditor the Company’s audited financial statements, including the matters about which Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards, AU §380) requires discussion.

2. Recommendation to Board Regarding Financial Statements. The Audit Committee shall consider whether it will recommend to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K.

3. Audit Committee Report. The Audit Committee shall prepare for inclusion where necessary in a proxy or information statement of the Company relating to an annual meeting of security holders at which directors are to be elected (or special meeting or written consents in lieu of such meeting), the report described in Item 306 of Regulation S-K.

Review of Other Financial Disclosures

1. Independent Auditor Review of Interim Financial Statements. The Audit Committee shall review the financial statements and other disclosures included in the Company’s Quarterly Reports on Form 10-Q. The Audit Committee shall direct the independent auditor to use its best efforts to perform all reviews of interim financial information prior to disclosure by the Company of such information and to discuss promptly with the Audit Committee and the Chief Financial Officer any matters identified in connection with the auditor’s review of interim financial information which are required to be discussed by Statement on Auditing Standards Nos. 61, 71 and 90. The Audit Committee shall direct management to advise the Audit Committee in the event that the Company proposes to disclose interim financial information prior to completion of the independent auditor’s review of interim financial information.

2. The Audit Committee shall review with management and the independent auditor the effect of regulatory and accounting initiatives that may affect the Company as well as the effect of any off-balance sheet structures and transactions on the Company’s financial statements.

Controls and Procedures

1. Oversight. The Audit Committee shall coordinate the Board of Director’s oversight of the Company’s internal accounting controls, the Company’s disclosure controls and procedures and the Company’s code of conduct. The Audit Committee shall receive and review the reports of the CEO and CFO required by Section 302 of the Sarbanes-Oxley Act of 2002 (and the applicable rules thereunder) and Rule 13a-14 of the Exchange Act.

2. Procedures for Complaints. The Audit Committee shall establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

3. Related-Party Transactions. The Audit Committee shall review all related party transactions (including transactions between the Company and its executive officers, members of its Board, beneficial holders of more than 5% of the Company’s securities and immediate family members of any of the foregoing) on an ongoing basis and all such transactions must be preapproved by the Audit Committee.

4. Additional Powers. The Audit Committee shall have such other duties as may be delegated from time to time by the Board of Directors.

D. Procedures and Administration

1. Meetings. The Audit Committee shall meet as often as it deems necessary in order to perform its responsibilities, but at least quarterly. The Audit Committee shall keep such records of its meetings as it shall deem appropriate. The Audit Committee shall also meet with the Company’s management and auditors to review the financial statements for each fiscal quarter.

2. Subcommittees. The Audit Committee may form and delegate authority to one or more subcommittees (including a subcommittee consisting of a single member), as it deems appropriate from time to time under the circumstances. Any decision of a subcommittee to preapprove audit or non-audit services shall be presented to the full Audit Committee at its next scheduled meeting.

3. Reports to Board. The Audit Committee shall report regularly to the Board of Directors.

4. Charter. At least annually, the Audit Committee shall review and reassess the adequacy of this Charter and recommend any proposed changes to the Board for approval.

5. Independent Advisors. The Audit Committee shall have the authority to engage and determine funding for such independent legal, accounting and other advisors as it deems necessary or appropriate to carry out its responsibilities. Such independent advisors may be the regular advisors to the Company. The Audit Committee is empowered, without further action by the Board of Directors, to cause the Company to pay the compensation of such advisors as established by the Audit Committee.

6. Investigations. The Audit Committee shall have the authority to conduct or authorize investigations into any matters within the scope of its responsibilities as it shall deem appropriate, including the authority to request any officer, employee or advisor of the Company to meet with the Audit Committee or any advisors engaged by the Audit Committee.

Exhibit B

Panacos Pharmaceuticals, Inc.

2005 Supplemental Equity Compensation Plan

(as amended and restated on April 25, 2006)

Section I. Purpose of the Plan.

The purposes of this Plan are: (i) to provide long-term incentives and rewards to those key employees (the “Employee Participants”) of Panacos Pharmaceuticals, Inc. (the “Corporation”) and its Affiliates (if any), and any other persons (the “Non-employee Participants”) who are in a position to contribute to the long-term success and growth of the Corporation and its Affiliates; (ii) to assist the Corporation in retaining and attracting executives and key employees with requisite experience and ability; and (iii) to associate more closely the interests of such executives and key employees with those of the Corporation’s stockholders.

Section II. Definitions.

“Affiliate” means a corporation which, for purposes of Section 424 of the Code, is a parent or subsidiary of the Corporation, direct or indirect.

“Code” is the Internal Revenue Code of 1986, as it may be amended from time to time.

“Common Stock” is the $.01 par value common stock of the Corporation.

“Committee” is defined in Section III, paragraph (a).

“Corporation” is defined in Section I.

“Corporation ISOs” are all stock options (including Plan ISOs) which: (i) are Incentive Stock Options; and (ii) are granted under any plans (including this Plan) of the Corporation or an Affiliate.

“Employee Participants” is defined in Section I.

“Exchange Act” is the Securities Exchange Act of 1934, as amended.

“Fair Market Value”

(1) If the Common Stock is listed on a national securities exchange or traded in the over-the-counter market and sales prices are regularly reported for the Common Stock, the closing or last price of the Common Stock on the Composite Tape or other comparable reporting system for the trading day immediately preceding the applicable date;

(2) If the Common Stock is not traded on a national securities exchange but is traded on the over-the-counter market, if sales prices are not regularly reported for the Common Stock for the trading day referred to in clause (1), and if bid and asked prices for the Common Stock are regularly reported, the mean between the bid and the asked price for the Common Stock at the close of trading in the over-the-counter market for the trading day on which Common Stock was traded immediately preceding the applicable date; and

(3) If the Common Stock is neither listed on a national securities exchange nor traded in the over-the-counter market, such value as the Committee, in good faith, shall determine.

“Incentive Stock Option” is a stock option which is treated as an incentive stock option under Section 422 of the Code.

“Plan” is defined in Section I.

“Plan ISOs” are Stock Options which are Incentive Stock Options.

“Non-employee Director” has the meaning provided in Rule 16b-3 promulgated under Section 16 of the Exchange Act.

“Non-employee Participants” is defined in Section I.

“Non-qualified Option” is a Stock Option which does not qualify as an Incentive Stock Option or for which the Committee provides, in the terms of such option and at the time such option is granted, that the option shall not be treated as an Incentive Stock Option.

“Participants” are all persons who are either Employee Participants or Non-employee Participants.

“Permanent and Total Disability” has the meaning provided in Section 22(e)(3) of the Code.

“Restricted Period” means the period of time during which a Stock Grant may be forfeited to the Corporation pursuant to the terms and conditions of such Stock Grant.

“Section 16” means Section 16 of the Exchange Act, or any similar or successor statute, and any rules, regulations, or policies adopted or applied thereunder.

“Stock Grant” means a grant by the Corporation of shares of Common Stock under the Plan.

“Stock Options” are rights granted pursuant to this Plan to purchase shares of Common Stock at a fixed price.

“Stock Right” means a right to shares of Common Stock of the Corporation granted pursuant to the Plan—an Incentive Stock Option, a Non-Qualified Option or a Stock Grant.

“Ten Percent Stockholder” means, with respect to a Plan ISO, any individual who directly or indirectly owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Corporation or any Affiliate at the time such Plan ISO is granted.

Section III. Administration.

(a) The Committee. This Plan shall be administered by a compensation committee designated by the Board of Directors of the Corporation, which may include any persons (including any or all of the directors) designated by the Board of Directors (the administering body is hereafter referred to as the “Committee”). The Committee shall serve at the pleasure of the Board of Directors, which may from time to time, and in its sole discretion, discharge any member, appoint additional new members in substitution for those previously appointed and/or fill vacancies however caused. A majority of the Committee shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present shall be deemed the action of the Committee. No person shall be eligible to be a member of the Committee if that person’s membership would prevent the Plan from complying with the exemption from Section 16 set forth in Rule 16b-3 promulgated under the Exchange Act, if applicable to the Corporation. At such time as any class of equity security of the Corporation is registered pursuant to Section 12 of the Exchange Act the Committee shall consist of at least two individuals, each of whom is a Non-employee Director.

(b) Authority and Discretion of the Committee. Subject to the express provisions of this Plan and provided that all actions taken shall be consistent with the purposes of this Plan, and subject to ratification by the Board of Directors or approval of the stockholders only if, and as required by applicable law, the Committee shall have full and complete authority and the sole discretion to: (i) determine those persons who shall constitute key employees eligible to be Employee Participants; (ii) select the Participants to whom Stock Rights shall be granted under this Plan; (iii) determine the number of shares of Common Stock for which a Stock Right shall be granted, provided, however, that in no event shall Stock Rights to purchase more than 1,000,000 shares of Common Stock be granted to any Participant in any fiscal year; (iv) determine the time or times such Stock Rights shall be granted, and the granting of Stock Rights in connection with other compensation or benefits paid, to the Participant; (v) establish the terms and conditions upon which Stock Grants may be issued, Stock Options may be exercised, and upon which the Common Stock may be transferred, if at all, including the exercise of Stock Options in connection with any other award made, or compensation paid, to the Participant; (vi) make or alter any restrictions and conditions upon such Stock Rights, or the Common Stock which relates to the Stock Rights, including, but not limited to, providing for limitations on the Participant’s right to keep any Common Stock received on termination of employment; (vii) determine whether the Participant or the Corporation has achieved any goals or otherwise satisfied any conditions or requirements that may be imposed on or related to a Stock Grant or the exercise of Stock Options; and (viii) adopt such rules and regulations, establish, define and/or interpret these and any other terms and conditions, and make all determinations (which may be on a case-by-case basis) deemed necessary or desirable for the administration of this Plan, including the actual granting of Stock Rights hereunder. Notwithstanding any provision of this Plan to the contrary, only Employee Participants shall be eligible to receive Plan ISOs. In addition, the Board of Directors may take any action under this Plan that would otherwise be the responsibility of the Committee.

If permissible under applicable law, the Board of Directors or the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any portion of its responsibilities and powers to any other person selected by it. Any such allocation or delegation may be revoked by the Board of Directors or the Committee at any time.

(c) Applicable Law. This Plan and all Stock Rights shall be governed by the law of the State of Delaware.

Section IV. Terms of Awards.

(a) Agreements. Stock Options shall be evidenced by a written agreement between the Corporation and the Participant who receives the Stock Option. This agreement shall be in such form, and contain such terms and conditions (not inconsistent with this Plan) as the Committee may determine. If the Stock Option is not intended to be an Incentive Stock Option, but otherwise qualifies as an Incentive Stock Option, the agreement shall include the following, or a similar, statement: “This stock option is not intended to be an Incentive Stock Option, as that term is described in Section 422 of the Internal Revenue Code of 1986, as amended.”

(b) Term. The term of any Stock Option, and the restrictions related thereto, if any, shall be for such periods as may be determined by the Committee, provided that in the case of Plan ISOs, the term for exercise of any such Plan ISO shall not extend beyond three months after the time the Participant ceases to be an employee of the Corporation. Notwithstanding the foregoing, the Committee may provide in a Plan ISO that in the event of the Permanent and Total Disability or death of the Participant, the Plan ISO may be exercised by the Participant or his estate (if applicable) for a period of up to one year after the date of such Permanent and Total Disability and for a period of up to the expiration of the term of the Stock Option in the case of death. In no event may a Plan ISO be exercisable (including provisions, if any, for exercise in installments) subsequent to ten years after the date of grant, or, in the case of Plan ISOs granted to Ten Percent Stockholders, more than five years after the date of grant.

(c) Purchase Price. The purchase price of shares purchased pursuant to any Stock Option shall be determined by the Committee, and shall be paid by the Participant or other person permitted to exercise the Stock Option in full upon exercise: (i) in cash or by check payable to the order of the Corporation; (ii) by delivery of shares of Common Stock (valued at their Fair Market Value on the date of such exercise), including by way of so-called “cashless exercise” and the netting of the number of shares subject to the Stock Option having an aggregate Fair Market Value equal to the purchase price; (iii) any other property (valued at its Fair Market Value on the date of such exercise); (iv) any combination of cash, stock and other property, with any payment made pursuant to subparagraphs (ii), (iii) or (iv) only as permitted by the Committee, in its sole discretion. In no event will the purchase price of Common Stock be less than the Fair Market Value of the Common Stock. Furthermore, the purchase price of Common Stock subject to a Plan ISO shall not be less than the Fair Market Value of the Common Stock on the date of the issuance of the Plan ISO, provided that in the case of Plan ISOs granted to Ten Percent Stockholders, the purchase price shall not be less than 110% of the Market Value of the Common Stock on the date of issuance of the Plan ISO.

(d) Further Restrictions as to Incentive Stock Options. To the extent that the aggregate Fair Market Value of Common Stock with respect to which Corporation ISOs (determined without regard to this paragraph) are exercisable for the first time by any Participant during any calendar year exceeds $100,000, such Corporation ISOs shall be treated as options which are not Incentive Stock Options. For the purpose of this limitation, stock options shall be taken into account in the order granted, and the Committee may designate that portion of any Corporation ISO that shall be treated as not an Incentive Stock Option in the event that the provisions of this paragraph apply to a portion of any stock option, unless otherwise required by the Code or regulations of the Internal Revenue Service. The designation described in the preceding sentence may be made at such time as the Committee considers appropriate, including after the issuance of the stock option or at the time of its exercise. For the purpose of this paragraph, Fair Market Value shall be determined as of the time the stock option with respect to such Common Stock is granted.

(e) Restrictions. Any Stock Option, and any Common Stock issued in connection with the exercise of a Stock Option, may be subject to such restrictions on vesting and/or transferability as the Committee considers appropriate in its sole discretion. In addition, Plan ISOs may not be assigned or transferred except by will or the laws of descent and distribution.

(f) Stock Grants. Subject to the provisions of this Plan, the Committee may award Stock Grants and determine the duration of the Restricted Period, if any, during which, and the conditions under which, the shares may be forfeited to the Corporation and the other terms and conditions of such Stock Grant. Stock Grants may be issued for no cash consideration or such minimum consideration as may be required by applicable law. Shares of Common Stock issued pursuant to a Stock Grant may not be sold, assigned, transferred, pledged or otherwise encumbered, except as permitted by the Committee, during the Restricted Period. Notwithstanding the foregoing, in the Committee’s discretion, Stock Grants may be made transferable to a limited liability company controlled solely by the Participant. Stock Grants shall be evidenced in such manner as the Committee may determine. Any certificates issued in respect of a Stock Grant shall be registered in the name of the Participant and unless otherwise determined by the Committee, deposited by the Participant, together with a stock power endorsed in blank, with the Corporation. At the expiration of the Restricted Period, the Corporation shall deliver such certificates to the Participant or if the Participant has died, to the Participant’s designated beneficiary.

(g) Withholding of Taxes. In the event that any federal, state, or local income taxes, employment taxes, Federal Insurance Contributions Act (“F.I.C.A.”) withholdings or other amounts are required by applicable law or governmental regulation to be withheld from the Participant’s salary, wages or other remuneration in connection with the exercise or acceptance of a Stock Right or upon the lapsing of any right of repurchase, the Corporation may withhold from the Participant’s compensation, if any, or may require that the Participant advance in cash to the Corporation, or to any Affiliate of the Corporation which employs or employed the Participant, the statutory minimum amount of such withholdings unless a different withholding arrangement, including the use of shares of the Corporation’s Common Stock or a promissory note, is authorized by the Committee (and permitted by law). For purposes hereof, the fair market value of the shares withheld for purposes of payroll withholding shall be determined in the manner provided in Section II above, as of the most recent practicable date prior to the date of exercise. If the fair market value of the shares withheld is less than the amount of payroll withholdings required, the Participant may be required to advance the difference in cash to the Corporation or the Affiliate employer. The Committee in its discretion may condition the exercise of an Option for less than the then Fair Market Value on the Participant’s payment of such additional withholding.

(h) Securities Law Compliance. Upon the receipt of shares in connection with a Stock Grant or the exercise (or partial exercise) of a Stock Option, the Participant or other holder of the Stock Right shall make such representations and furnish such information as may, in the opinion of counsel for the Corporation, be appropriate to permit the Corporation to issue or transfer shares of Common Stock in compliance with the provisions of applicable federal or state securities laws. The Committee, in its discretion, may postpone the issuance and delivery of shares of Common Stock until completion of such registration or other qualification of such shares under any federal or state laws, or stock exchange listing, as the Committee may consider appropriate. Furthermore, the Corporation is not obligated to register or qualify the shares of Common Stock to be issued pursuant to the Plan under federal or state securities laws (or to register or qualify them at any time thereafter), and it may refuse to issue such shares if, in the sole discretion of the Committee, registration or exemption from registration is not practical or available. The Corporation may require that prior to the issuance or transfer of shares of Common Stock, the Participant enter into a written agreement to comply with any restrictions on subsequent disposition or otherwise that the Committee deems necessary or advisable under any applicable federal and state securities laws. Certificates representing shares of Common Stock issued hereunder may bear a legend reflecting such restrictions.

(i) Right to Stock Rights. No employee of the Corporation or any other person shall have any claim or right to be a Participant in this Plan or to be granted any Stock Rights hereunder. Neither this Plan nor any action taken hereunder shall be construed as giving any person any right to be retained in the employ of the Corporation. Nothing contained hereunder shall be construed as giving any person any equity or interest of any kind in any assets of the Corporation or creating a trust of any kind or a fiduciary relationship of any kind between the Corporation and any such person. The holder of a Stock Option shall have no rights as a stockholder with respect to any shares of Common Stock covered by the Stock Option (including, without limitation, any rights to receive dividends or noncash distributions with respect to such shares) until the date of issue of a stock certificate to such holder for such shares. As to any claim for any unpaid amounts under this Plan, any person having a claim for payments shall be an unsecured creditor.

(j) Indemnity. Neither the Board of Directors nor the Committee, nor any members of either, nor any employees of the Corporation or any Affiliate, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with their responsibilities with respect to this Plan, and the Corporation hereby agrees to indemnify the members of the Board of Directors, the members of the Committee, and the employees of the Corporation and its Affiliates in respect of any claim, loss, damage, or expense (including reasonable counsel fees) arising from any such act, omission, interpretation, construction or determination to the full extent permitted by law.

(k) Participation by Foreigners. Without amending this Plan, except to the extent required by the Code in the case of Incentive Stock Options, the Committee may modify any Stock Rights granted to Participants who are foreign nationals or employed outside the United States so as to recognize differences in local law, tax policy, or custom.

Section V. Amendment and Termination; Adjustments Upon Changes in Stock.

The Board of Directors of the Corporation may at any time, and from time to time, amend, suspend or terminate this Plan or any portion thereof, provided that no amendment shall be made without approval of the stockholders of the Corporation if such approval is necessary to comply with any applicable requirement of the Code, any applicable rules or regulations of the Securities and Exchange Commission, including any exemption from Section 16 (or any successor rule thereunder), or the rules and regulations of any exchange or stock market on which the Corporation’s securities are listed or quoted. In addition, if Nasdaq amends its corporate governance rules so that such rules no longer require stockholder approval of “material amendments” of equity compensation plans, then, from and after the effective date of such an amendment to the Nasdaq rules, no amendment of the Plan which (i) materially increases the number of shares to be issued under the Plan (other than to reflect a reorganization, stock split, merger, spinoff or similar transaction); (ii) materially increases the benefits to Participants, including any material change to: (a) permit a repricing (or decrease in exercise price) of outstanding Options, (b) reduce the price at which Shares or Options may be offered, or (c) extend the duration of the Plan; (iii) materially expands the class of Participants eligible to participate in the Plan; or (iv) expands the types of awards provided under the Plan shall become effective unless stockholder approval is obtained. Except as provided herein, no amendment, suspension or termination of this Plan may adversely affect the rights of a Participant to whom a Stock Right has been granted without such Participant’s consent. With the Participant’s consent, the Committee may amend outstanding agreements in a manner which may be adverse to the Participant but is not inconsistent with the Plan. Outstanding agreements may also be amended by the Committee in a manner which is not adverse to the Participant, without the Participant’s consent. The Committee is specifically authorized to convert, in its discretion, the unexercised portion of any Plan ISO granted to a Participant to a Non-qualified Option at any time prior to the exercise, in full, of such Plan ISO. If there shall be any change in the Common Stock through merger, consolidation, reorganization, recapitalization, stock dividend, stock split or other change in the corporate structure of the Corporation, appropriate adjustments may be made by the Committee (or if the Corporation is not the surviving corporation in any such transaction, the Board of Directors of the surviving corporation, or its designee) in the aggregate number and kind of shares subject to this Plan set forth below in Section VI, the number of Stock Rights subject to the limitation set forth above in Section III (b), and the number and kind of shares and the price per share subject to outstanding Stock Rights, provided that such adjustment does not affect the qualification of any Plan ISO as an Incentive Stock Option. In connection with the foregoing, the Committee may issue new Stock Rights in exchange for outstanding Stock Rights.

Section VI. Shares of Stock Subject to this Plan.

The number of shares of Common Stock that may be the subject of Stock Rights under this Plan shall not exceed an aggregate of 10,369,595 shares. Shares to be delivered under this Plan may be either authorized but unissued shares of Common Stock or treasury shares. Any shares subject to a Stock Right hereunder which for any reason terminates, is canceled or otherwise expires unexercised, and any shares reacquired by the Corporation due to restrictions imposed on the shares, shares returned because payment is made hereunder in stock of equivalent value rather than in cash, and/or shares reacquired from a recipient for any other reason shall, at such time, no longer count towards the aggregate number of shares which have been the subject of Stock Rights issued hereunder, and such number of shares shall be subject to further Stock Rights under this Plan, provided, first, that the total number of shares then eligible for Stock Rights under this Plan may not exceed the total specified in the first sentence of this Section VI, and second, that the number of shares subject to further Stock Rights shall not be increased in any way that would cause transactions pursuant to this Plan or any Stock Right to not comply with the exemption from Section 16 set forth in Rule 16b-3 under the Exchange Act, if applicable to the Corporation.

Section VII. Term of this Plan.

The Plan will terminate on April 24, 2016. The period during which a Stock Option may be exercised and the restrictions, if any, imposed on the Common Stock that is related to any Stock Right may extend beyond that time as provided herein.

Exhibit C

AMENDED AND RESTATED PANACOS PHARMACEUTICALS, INC.

1998 EMPLOYEE STOCK PURCHASE PLAN

WHEREAS, Panacos Pharmaceuticals, Inc. (the “Company”) wishes to establish the Amended and Restated Panacos Pharmaceuticals, Inc. 1998 Employee Stock Purchase Plan (the “Plan”) providing for the grant of options to purchase common stock of the Company to employees who are employed by the Company on a regular full-time basis.

NOW, THEREFORE, the Company establishes the Plan, the terms of which are as follows:

1. Purpose.

The purpose of the Plan is to give Eligible Employees of Panacos Pharmaceuticals, Inc., a Delaware corporation, an opportunity to acquire shares of its Common Stock, $.01 par value per share, and to continue to promote its best interests and enhance its long-term performance.

2. Definitions.

Whenever used in the Plan, the following words and phrases have the meanings stated below unless a different meaning is clearly required by the context:

(a) “Board” means the Board of Directors of the Company.

(b) “Code” means the Internal Revenue Code of 1986, as amended, and the rules, regulations, and interpretations thereof issued by the Department of Treasury, Internal Revenue Service, and the courts.

(c) “Committee” means a committee appointed by the Board of not less than two Non-Employee Directors to which the Board may delegate its power with respect to administration of the Plan under Section 3.

(d) “Common Stock” means shares of the common stock of the Company, $.01 par value per share.

(e) “Company” means Panacos Pharmaceuticals, Inc., a Delaware corporation.

(f) “Eligible Employee” means each person who, on the applicable Quarterly Grant Date, has been employed by the Company on a regular full-time basis for at least one (1) month. A person shall be considered employed on a regular full-time basis if he or she is customarily employed at least twenty (20) hours per week. Notwithstanding the foregoing, an Eligible Employee shall not include any Employee who, immediately after the grant of an Option, owns stock possessing five (5%) percent or more of the total combined voting power or value of all classes of stock of the Company or of its parent or subsidiary, or whose customary employment is not for more than five (5) months in any calendar year. In determining stock ownership, the rules of Code Sections 423 and 425 apply, and stock that the Eligible Employee may purchase under outstanding options is treated as stock owned by the Eligible Employee.

(g) “Exercise Date” means March 31, June 30, September 30 and December 31 of each calendar year.

(h) “Exercise Period” means for an Option the period of two (2) years commencing on the Quarterly Grant Date of such Option.

(i) “Fair Market Value Per Share of Common Stock” as of the applicable date means:

(i) If the Common Stock is listed on a national securities exchange or traded on the over-the-counter market and sales prices are regularly reported for the Common Stock, the average of the closing or last prices of the Common Stock on the Composite Tape or other comparable reporting system for the ten (10) consecutive trading days immediately preceding the applicable date;

(ii) If the Common Stock is not traded on a national securities exchange but is traded on the over-the-counter market, and if sales prices are not regularly reported for the Common Stock for the ten (10) days referred to in clause (i), and if bid and asked prices for the Common Stock are regularly reported, the average of the mean between the bid and the asked price for the Common Stock at the close of trading in the over-the-counter market for the ten (10) days on which Common Stock was traded immediately preceding the applicable date; and

(iii) If the Common Stock is neither listed on a national securities exchange nor traded on the over-the-counter market, such value as the Board in good faith determines.

Notwithstanding any other provision of the Plan, each determination made with respect to the Fair Market Value Per Share of Common Stock subject to an Option must satisfy the requirements of Code Section 423.

(j) “Grant Date” means each Quarterly Grant Date.

(l) “Option” means an option granted under this Plan that entitles a Participating Employee to purchase shares of Common Stock.

(m) “Option Price” means eighty-five (85%) percent of the lesser of the Fair Market Value Per Share of Common Stock as of the applicable Grant Date or the applicable Exercise Date.

(n) “Participating Employee” means an Eligible Employee who elects to make payroll deductions under Section 7.

(o) “Plan” means the Amended and Restated Panacos Pharmaceuticals, Inc. 1998 Employee Stock Purchase Plan as set forth herein and as it may be amended.

(p) “Quarterly Grant Date” means each January 1, April 1, July 1 and October 1 commencing with July 1, 1999.

3. Administration.

The Plan shall be administered by the Board, which, to the extent it may determine, can delegate its powers with respect to administration of the Plan (except its powers under Section 14(b)) to the Committee. If the Board chooses to appoint a Committee, references hereinafter to the Board (except in Section 14(b)) are deemed to refer to the Committee.

Subject to the express provisions of the Plan, the Board has the exclusive authority and discretion to construe and interpret the Plan, prescribe, amend, and rescind rules and regulations relating to it, determine the terms of the Options, and make all other factual and legal determinations necessary or appropriate in the administration of the Plan. The determination of the Board on all matters regarding the Plan shall be conclusive.

4. Maximum Number of Shares Available for Grant.

The aggregate number of shares of Common Stock available for grant as Options under Section 5(a) shall not exceed 65,000 shares of Common Stock, subject to adjustment under Section 10. Shares of Common Stock available for grant under the Plan may be authorized and issued shares, or shares now or hereafter held in the treasury of the Company. If any Option expires or is terminated, surrendered, or cancelled without being exercised, in whole or in part, the number of shares of Common Stock theretofore subject to the Option is again available for grant in an Option and does not reduce the aggregate number of shares of Common Stock available for grant as set forth in the first sentence of this Section.

5. Grant of Options.

(a) Each Participating Employee on a Quarterly Grant Date, commencing with the Quarterly Grant Date that occurs on July 1, 1999 and, subject to earlier termination of the Plan under Section 14, ending with the last Quarterly Grant Date on which shares of Common Stock are available for grant, is granted an Option that entitles him or her to purchase, at the applicable Option Price, the number of whole and fractional shares of Common Stock equal to five (5%) percent of the Participating Employee’s Compensation, not to exceed Five Thousand ($5,000) Dollars, divided by the Fair Market Value Per Share of Common Stock as of the applicable Quarterly Grant Date. Each Participating Employee on a Quarterly Grant Date shall receive an Option even if he or she is then the holder of an unexpired and unexercised Option granted on an earlier Quarterly Grant Date. The Quarterly Grant Date applicable to an Option granted pursuant to this paragraph (a) is the Grant Date of such Option.

(b) If the number of shares of Common Stock for which Options are granted under Section 5(a) exceeds the applicable number set forth in Section 4, then the Options granted under Section 5(a) to all Participating Employees shall, in a nondiscriminatory manner consistent with Section 13(c), be reduced in proportion to their respective Compensations.

(c) A Participating Employee’s Compensation means his or her regular annual rate of compensation as of the applicable Quarterly Grant Date. Such regular annual rate of compensation is to be determined by the Board in a nondiscriminatory manner consistent with Section 13.

6. Terms of Options.

(a) Each Option, unless sooner expired under Section 6(b) or (c), becomes exercisable on the Grant Date and is exercisable during the applicable Exercise Period. Each Option not exercised during its Exercise Period expires at the termination of the Exercise Period.

(b) An Option expires on the first to occur of the end of the applicable Exercise Period and the date that the employment of the Participating Employee with the Company terminates (as determined by the Board) for any reason other than death or disability.

(c) An Option expires on the first to occur of the end of the applicable Exercise Period and the date three (3) months after the date that the employment of the Participating Employee with the Company terminates by reason of a disability (as determined by the Board).

(d) If the employment of the Participating Employee with the Company terminates by reason of death, his or her Option expires at the end of the applicable Exercise Period.

7. Payroll Deductions.

(a) Each Eligible Employee may, within fifteen (15) days prior to each Quarterly Grant Date (the “Election Date”), elect in writing to make semiannual contributions to the Plan of payroll deductions from one (1%) percent to five (5%) per cent of his or her Compensation, not to exceed Five Thousand ($5,000) Dollars, pro-rata during the three month period commencing on each Quarterly Grant Date from each regularly scheduled paycheck in increments of one (1%) percent (i.e., 1%, 2%, 3%, etc.). If any payroll deduction would exceed the amount of any of an Eligible Employee’s paychecks, such Eligible Employee may make a direct payment by personal check in the amount of such excess.

(b) Unless he or she elects otherwise, a Participating Employee who is making payroll deductions prior to an Election Date is deemed to authorize the same payroll deduction as in effect on the day before such Election Date.

(c) A Participating Employee may at any time cease participation in the Plan by filing the appropriate form with the Company. The cessation will be effective as soon as practicable, whereupon no further payroll deductions are to be made. Payroll deductions and interest thereon not theretofore used for purchases are to be used for purchases under Section 8. Any former Participating Employee who ceased to participate may elect to participate in a subsequent calendar year if then eligible. A Participating Employee may at any time during the calendar year (but not more than four times) decrease his or her payroll deductions by filing the appropriate form with the Company, which decrease becomes effective with the first pay period of the first succeeding calendar quarter to which it may be practicably applied.

(d) The Company shall invest all payroll deductions in a federally insured money market account pending exercise of an Option, and shall credit each Participating Employee with the interest earned on his or her payroll deductions. The payroll deductions and the interest earned thereon are to be held in a separate account for each Participating Employee (the “Payroll Deduction Account”).

(e) If a Participating Employee makes a hardship withdrawal from a retirement plan or plan of deferred compensation with a cash or deferred arrangement under Code Section 401(k), the Participating Employee shall not make any payroll deduction contributions to this Plan for the twelve (12) months following of receipt of the hardship withdrawal.

(f) If Option(s) granted to a Participating Employee expire unexercised, or the Plan is terminated when a Participating Employee has unexercised Option(s), the funds held in his or her Payroll Deduction Account not theretofore used for purchases are to be refunded to the Participating Employee.

8. Exercise of Options and Payment for Common Stock.

On each Exercise Date the Company shall purchase for the Participating Employee, with the funds in his or her Payroll Deduction Account, the number of whole and fractional shares of Common Stock determined by dividing the amount in his or her Payroll Deduction Account by the Option Price. All shares so purchased are to be maintained in a separate account for each Participating Employee (the “Common Stock Account”). All dividends paid with respect to shares held in a Common Stock Account are to be credited to the Participating Employee’s Payroll Deduction Account and used for purchases of shares of Common Stock on the next Exercise Date.

9. Transferability.

No Option may be assigned, encumbered, pledged, transferred, or otherwise disposed of (whether voluntarily or involuntarily by operation of law or otherwise), except as provided by will or the applicable laws of descent or distribution. No Option is subject to attachment, execution, levy, or similar process. Any action not specifically permitted under this Section 9 is null and void and without effect. An Option may be exercised only by the Participating Employee during his or her lifetime, or under Section 6(d), by his or her estate or the person who acquires the right to exercise the Option by bequest or inheritance.

10. Adjustment Provisions.

The aggregate number of shares of Common Stock for which Options may be granted, the aggregate number of shares of Common Stock subject to each outstanding Option, and the Option Price of each Option may all be appropriately adjusted as the Board determines for any increase or decrease in the number of shares of issued Common Stock resulting from a subdivision or consolidation of shares, whether through reorganization, recapitalization, stock split-up, stock distribution or combination of shares, or the payment of a share dividend or other increase or decrease in the number of shares outstanding effected without receipt of consideration by the Company. Adjustments under this Section 10 are to be made in the exclusive discretion of the Board, and its decision shall be conclusive.

11. Dissolution, Merger and Consolidation.

Upon the dissolution or liquidation of the Company, or upon a merger or consolidation of the Company in which the Company is not the surviving corporation, each Option granted under the Plan expires as of the effective date of such transaction; provided, however, that the Board must give at least thirty (30) days’ prior written notice of such event to each Participating Employee, during which time he or she has a right to exercise his or her wholly or partially unexercised Option and, subject to prior expiration under to Section 6(b) or (c), each Option becomes exercisable after receipt of such written notice and prior to the effective date of such transaction.

12. Limitation on Options.

Notwithstanding any other provision of the Plan:

(a) The Company intends that Options granted and Common Stock issued under the Plan shall be treated for all purposes as granted and issued under an employee stock purchase plan under Code Section 423. Any provisions required to be included in the Plan under Code Section 423 are included as though set forth in the Plan in full.

(b) No Participating Employee shall be granted an Option that permits his or her rights to purchase stock under all employee stock purchase plans (as defined in Code Section 423) of the Company and its parent and subsidiaries to accrue at a rate that exceeds Twenty-Five Thousand ($25,000) Dollars of fair market value of such stock (determined at the time of the grant of such Option) for each calendar year in which the Option is outstanding at any time. Any Option is deemed to be modified to the extent necessary to satisfy this paragraph (b).

(c) All Eligible Employees and Participating Employees shall have the same rights and obligations under the Plan, except that the amount of Common Stock that may be purchased under Options granted on any Quarterly Grant Date must bear a uniform relationship to the Compensation of Participating Employees. All rules and determinations of the Board must be consistently applied to all persons in similar circumstances.

13. Other Provisions.

(a) Legal and Other Requirements. The obligations of the Company to purchase, sell and deliver Common Stock under the Plan shall be subject to all applicable laws, regulations, rules and approvals, including, without limitation, the effectiveness of a registration statement under the Securities Act of 1933, as amended if deemed necessary or appropriate by the Company. Certificates for share of Common Stock issued hereunder may be legended as the Board determines appropriate.

(b) Termination and Amendment of Plan. The Board, without further action on the part of the stockholders of the Company, may at any time and from time to time alter, amend, or suspend the Plan or any Option granted hereunder, or may at any time terminate the Plan; except that the Board shall not (except to the extent provided in Section 10): (i) change the total number of shares of Common Stock available for grant under the Plan; (ii) extend the duration of the Plan; (iii) increase the maximum term of Options; or (iv) effect a change inconsistent with Code Section 423. Any action taken by the Board must not materially and adversely affect any outstanding Option without the consent of the holder thereof.

(c) Application of Funds. The proceeds received by the Company from the sale of Common Stock pursuant to the exercise of Options will be used for general corporate purposes.

(d) Withholding Taxes. Upon the exercise of any Option the Company has the right to require the optionee to remit to the Company an amount of cash sufficient to satisfy all federal, state, and local withholding tax requirements.

(e) Right to Terminate Employment. Nothing in the Plan or any agreement entered into pursuant to the Plan confers upon any Eligible Employee, Participating Employee, or other optionee the right to be employed or continue in the employment of the Company, or affects any right that the Company may have to terminate the employment of any such person.

(f) Rights as a Stockholder. At the time funds from a Participating Employee’s Payroll Deduction Account are used to purchase shares of Common Stock, the Participating Employee has all the rights and privileges of a stockholder of the Company with respect to whole shares purchased under the Plan regardless of whether certificates representing whole shares have been issued.

(g) Leaves of Absence and Disability. The Board may make such rules, regulations, and determinations as it determines appropriate with respect to any leave absence taken by reason of a disability of any Eligible Employee or Participating Employee. Without limiting the generality of the foregoing, the Board may determine (i) whether or not any such leave of absence constitutes a termination of employment within the meaning of the Plan, and (ii) the impact, if any, of any such leave of absence on Options theretofore granted to any Participating Employee who takes a leave of absence.

(h) Notices. Every notice, election, or revocation authorized or required by the Plan is deemed delivered to the Company (i) on the date it is personally delivered to the Secretary of the Company at its principal executive offices, or (ii) three business days after it is sent by registered or certified mail, postage prepaid, addressed to the Secretary at such offices; and is deemed delivered to an optionee (iii) on the date it is personally delivered to him or her, or (iv) three business days after it is sent by registered or certified mail, postage prepaid, addressed to him or her at the last address shown for him or her on the records of the Company. The Board may make such other rules for the delivery of notices, elections, or revocations as it determines appropriate.

(i) Applicable Law. All questions pertaining to the validity, construction, interpretation and administration of the Plan and Options granted hereunder are to be determined under the laws of Delaware to the extent not inconsistent with Code Section 423.

(j) Indemnification. The Company shall indemnify the Board and the Committee for all Claims arising from or related to any act or omission made in good faith in exercising their rights and performing their obligations under the Plan. For purposes of the Plan, Claims mean all assessments, costs, damages, expenses, fines, judgments, liabilities, losses, penalties, and reasonable attorney’s and paralegal’s fees and disbursements. This indemnification survives termination of the Plan and any Option.

14. Term of this Plan.

No rights shall be granted under the Plan after April 24, 2016.

PROXY

PANACOS PHARMACEUTICALS, INC.

134 COOLIDGE AVENUE

WATERTOWN, MA 02472

SOLICITED BY THE BOARD OF DIRECTORS

FOR THE ANNUAL MEETING OF STOCKHOLDERS

The undersigned hereby appoints Dr. Peyton J. Marshall with full power of substitution, to vote all shares of common stock of Panacos Pharmaceuticals, Inc., a Delaware corporation (the “Company”), which the undersigned is entitled to vote at the annual meeting of stockholders to be held at the offices of Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C., One Financial Center, Boston, Massachusetts on June 22, 2006 at 10:00 a.m. local time, or any adjournment thereof. The proxy is being directed to vote as specified on the reverse side, or, if no specification is made, FOR the election of the Class II directors; FOR the amendment and restatement of our 2005 Supplemental Equity Compensation Plan, FOR the amendment and restatement of our Amended and Restated 1998 Employee Stock Purchase Plan; FOR the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2006; and in the judgment of the proxy holder as to any other matter that may properly come before the annual meeting or any adjournment thereof.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

ANNUAL MEETING OF STOCKHOLDERS OF

PANACOS PHARMACEUTICALS, INC.

June 22, 2006

Please date, sign and mail

your proxy card in the

envelope provided as soon

as possible.

ê Please detach along perforated line and mail in the envelope provided. ê

MANAGEMENT RECOMMENDS A VOTE “FOR” PROPOSALS NO. 1, 2, 3 AND 4.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

				FOR	AGAINST	ABSTAIN
1. To elect the Class II Directors:			2. To approve the amendment and restatement of our 2005 Supplemental Equity Compensation Plan.	☐	☐	☐
NOMINEES:
☐	FOR ALL NOMINEES	☐ Mr. Hayward-Surry ☐ Mr. Fletcher
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES	☐ Dr. Hooper	3. To approve the amendment and restatement of our Amended and Restated 1998 Employee Stock Purchase Plan.	☐	☐	☐
☐	FOR ALL EXCEPT (See instructions below)		4. To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2006.	☐	☐	☐
5. In their discretion, the proxies are authorized to vote upon any other business that may properly come before the meeting.
INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●			THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN WITH RESPECT TO A PARTICULAR PROPOSAL, THIS PROXY WILL BE VOTED FOR SUCH PROPOSAL.

PLEASE MARK, DATE, SIGN, AND RETURN THIS PROXY CARD PROMPTLY, USING THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.		☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If the signer is a partnership, please sign in partnership name by authorized person.